                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                 (X)
Filed by a Party other than the Registrant              ( )

Check the appropriate box:

(X)   Preliminary Proxy Statement
( )   Confidential, for Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))
( )   Definitive Proxy Statement
( )   Definitive Additional Materials
( )   Soliciting Material Pursuant to Rule 14a-12

                               HSBC INVESTOR FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

(X)   No fee required.

( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      5)    Total fee paid:

            --------------------------------------------------------------------

( )   Fee paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            --------------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
      3)    Filing Party:

            --------------------------------------------------------------------
      4)    Date Filed:

            --------------------------------------------------------------------

                               HSBC INVESTOR FUNDS

                      HSBC Investor Growth and Income Fund
                           HSBC Investor Mid-Cap Fund

                            HSBC ADVISOR FUNDS TRUST

                         HSBC Investor Fixed Income Fund
                     HSBC Investor International Equity Fund
                       HSBC Investor Small Cap Equity Fund

     (HSBC Investor Funds and HSBC Advisor Funds Trust, each a "Trust," and collectively, the "Trusts," and each of their respective series, a "Fund" and collectively, the "Funds")

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

March ___, 2005

Dear Shareholder:

On behalf of the Boards of Trustees (collectively, the "Boards"), I invite you to a joint special meeting of shareholders of the Trusts scheduled for April 15, 2005, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Time (the "Special Meeting").

The purpose of the Special Meeting is to consider the following proposals:

      (1) for shareholders of the HSBC Investor Growth and Income Fund to (a) approve a new investment advisory agreement between the Fund and HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the "Adviser"); (b) approve a new sub-advisory agreement between the Adviser and Transamerica Investment Management, LLC; and (c) authorize the Board of Trustees of the HSBC Investor Growth and Income Fund and the Adviser to select and change investment sub-advisers and to enter into or materially amend investment sub-advisory agreements without obtaining the approval of shareholders;

      (2) for shareholders of the HSBC Investor Mid-Cap Fund to (a) approve a new investment advisory agreement between the HSBC Investor Mid-Cap Fund and HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the "Adviser"); (b) approve a new sub-advisory agreement between the Adviser and Munder Capital Management; and (c) authorize the Board of Trustees of the HSBC Investor Mid-Cap Fund and the Adviser to select and change investment sub-advisers and to enter into or materially amend investment sub-advisory agreements without obtaining the approval of shareholders;

      (3) for shareholders of the HSBC Investor Mid-Cap Fund, to approve the elimination of the fundamental investment restriction on purchasing securities issued by any registered investment company;

      (4) for shareholders of the HSBC Investor Fixed Income Fund, the HBSC Investor International Equity Fund, and the HSBC Investor Small Cap Equity Fund (each referred to below as an "Acquired Fund") to approve an agreement and plan of reorganization providing for the acquisition of all of the assets and the assumption of all of the liabilities of each Acquired Fund in exchange for shares of beneficial interest of the HSBC Investor Bond Fund, the HSBC Investor Overseas Equity Fund and the HSBC Investor Opportunity Fund (each referred to below as a corresponding "Acquiring Fund") opposite its name in the following chart and the subsequent liquidation of the Acquired Fund; and

--------------------------------------------------------------------------------
ACQUIRED FUND                                 CORRESPONDING ACQUIRING FUND
--------------------------------------------------------------------------------
HSBC Investor Fixed Income Fund               HSBC Investor Bond Fund
--------------------------------------------------------------------------------
HSBC Investor International Equity Fund       HSBC Investor Overseas Equity Fund
--------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund           HSBC Investor Opportunity Fund
--------------------------------------------------------------------------------

      (5) to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposals are contained in the enclosed materials. Your vote is important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on April 15, 2005. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope. In addition to voting by mail you may also vote by either telephone or via the Internet.

PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE THE TRUSTS THE TROUBLE AND EXPENSE OF FURTHER SOLICITING YOUR VOTE.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Card or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call 1-800-782-8183.

Sincerely,

/s/ Richard A. Fabietti

---------------------------
Richard A. Fabietti
President
HSBC Investor Funds
HSBC Advisor Funds Trust

                               HSBC INVESTOR FUNDS

                      HSBC Investor Growth and Income Fund
                           HSBC Investor Mid-Cap Fund

                            HSBC ADVISOR FUNDS TRUST

                         HSBC Investor Fixed Income Fund
                     HSBC Investor International Equity Fund
                       HSBC Investor Small Cap Equity Fund

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 15, 2005

TO THE SHAREHOLDERS:

The HSBC Investor Funds and HSBC Advisor Funds Trust (each a "Trust" and collectively, the "Trusts"), on behalf of each of its series named above (each a "Fund" and collectively, the "Funds"), will hold a joint special meeting of its shareholders (the "Special Meeting") on April 15, 2005, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Standard Time, for the following purposes:

      (1) for shareholders of the HSBC Investor Growth and Income Fund to (a) approve a new investment advisory agreement between the Fund and HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the "Adviser"); (b) approve a new sub-advisory agreement between the Adviser and Transamerica Investment Management, LLC; and (c) authorize the Board of Trustees of the HSBC Investor Growth and Income Fund and the Adviser to select and change investment sub-advisers and to enter into or materially amend investment sub-advisory agreements without obtaining the approval of shareholders;

      (2) for shareholders of the HSBC Investor Mid-Cap Fund to (a) approve a new investment advisory agreement between the HSBC Investor Mid-Cap Fund and HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the "Adviser"); (b) approve a new sub-advisory agreement between the Adviser and Munder Capital Management; and (c) authorize the Board of Trustees of the HSBC Investor Mid-Cap Fund and the Adviser to select and change investment sub-advisers and to enter into or materially amend investment sub-advisory agreements without obtaining the approval of shareholders;

      (3) for shareholders of the HSBC Investor Mid-Cap Fund, to approve the elimination of the fundamental investment restriction on purchasing securities issued by any registered investment company;

      (4) for shareholders of the HSBC Investor Fixed Income Fund, the HBSC Investor International Equity Fund, and the HSBC Investor Small Cap Equity Fund (each referred to below as an "Acquired Fund") to approve an agreement and plan of reorganization providing for the acquisition of all of the assets and the assumption of all of the liabilities of each Acquired Fund in exchange for shares of beneficial interest of the HSBC Investor Bond Fund, the HSBC Investor Overseas Equity Fund and the HSBC Investor Opportunity Fund (each referred to below as a corresponding "Acquiring Fund") opposite its name in the following chart and the subsequent liquidation of the Acquired Fund; and

--------------------------------------------------------------------------------
ACQUIRED FUND                                 CORRESPONDING ACQUIRING FUND
--------------------------------------------------------------------------------
HSBC Investor Fixed Income Fund               HSBC Investor Bond Fund
--------------------------------------------------------------------------------
HSBC Investor International Equity Fund       HSBC Investor Overseas Equity Fund
--------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund           HSBC Investor Opportunity Fund
--------------------------------------------------------------------------------

      (5) to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund listed above at the close of business on March 15, 2005 (the "Record Date").

Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as provided in your proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

           PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
              AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                                        YOUR VOTE IS IMPORTANT.

                                        By Order of the Boards of Trustees

                                        /s/ Marc A. Schuman
                                            ------------------------------------
                                        Marc A. Schuman
                                        Secretary
                                        HSBC Investor Funds
                                        HSBC Advisor Funds Trust

March __, 2005

                               HSBC INVESTOR FUNDS

                      HSBC Investor Growth and Income Fund
                           HSBC Investor Mid-Cap Fund

                            HSBC ADVISOR FUNDS TRUST

                         HSBC Investor Fixed Income Fund
                     HSBC Investor International Equity Fund
                       HSBC Investor Small Cap Equity Fund

     (HSBC Investor Funds and HSBC Advisor Funds Trust, each a "Trust," and collectively, the "Trusts," and each of their series, each a "Fund" and collectively, the "Funds")

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

                                    --------

                                 PROXY STATEMENT

                                    --------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 15, 2005

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARDS OF TRUSTEES ("BOARDS") OF HSBC INVESTOR FUNDS AND HSBC ADVISOR FUNDS TRUST (each a "Trust" and collectively, the "Trusts"), on behalf of each of its respective series named above (each a "Fund" and collectively, the "Funds"), to be voted at a special meeting of shareholders to be held on April 15, 2005, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Standard Time, for the purposes set forth below and described in greater detail in this Proxy Statement. The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the "Special Meeting."

------------------------------------------------------------------------------------------------------
PROPOSAL                                                         FUND(S) AFFECTED

------------------------------------------------------------------------------------------------------
1(a)    Approval of Investment Advisory Agreement with HSBC      HSBC Investor Growth and Income Fund
        Investments (USA) Inc.

 (b)    Approval of Sub-Advisory Agreement between the HSBC
        Investments (USA) Inc. and Transamerica Investment
        Management, LLC.

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PROPOSAL                                                         FUND(S) AFFECTED

------------------------------------------------------------------------------------------------------
 (c)    Authorization for the Board of Trustees and HSBC
        Investments (USA) Inc. to select and change investment
        sub-advisers and to enter into or materially amend
        investment sub-advisory agreements without obtaining
        shareholder approval.

------------------------------------------------------------------------------------------------------
2(a)    Approval of Investment Advisory Agreement with HSBC      HSBC Investor Mid-Cap Fund
        Investments (USA) Inc.


 (b)    Approval of Sub-Advisory Agreement between HSBC
        Investments (USA) Inc. and Munder Capital Management.

 (c)    Authorization for the Board of Trustees and HSBC
        Investments (USA) Inc. to select and change investment sub-advisers and to enter into or materially amend investment sub-advisory agreements without obtaining shareholder approval.

------------------------------------------------------------------------------------------------------
(3)     Approval of the elimination of the fundamental           HSBC Investor Mid-Cap Fund
        investment restriction on purchasing securities issued
        by any registered investment company.

------------------------------------------------------------------------------------------------------
(4)     Approval of Agreement and Plan of Reorganization.        HSBC Investor Fixed Income Fund
                                                                 HSBC Investor International Equity Fund
                                                                 HSBC Investor Small Cap Equity Fund
------------------------------------------------------------------------------------------------------

You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on March 15, 2005 ("Record Date"). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about March __, 2005.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal. To revoke a proxy, the shareholder giving such proxy must either
(1) submit to the relevant Trust a subsequently dated Proxy Card, (2) deliver to the relevant Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the total shares outstanding of each of the Funds of the HSBC Investor Funds and the HSBC Advisor Funds Trust on the Record Date, shall constitute a quorum at the Special Meeting for purposes of each respective proposal.

If a shareholder wishes to participate in the Special Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Special Meeting in person.

The most recent annual report of each Trust, including financial statements, for the fiscal year ended October 31, 2004 have been mailed previously to shareholders. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF THIS SHAREHOLDER REPORT FREE OF CHARGE, OR COPIES OF ANY SUBSEQUENT SHAREHOLDER REPORT, PLEASE CONTACT THE RELEVANT TRUST BY WRITING TO THE ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT OR BY CALLING 1-800-782-8183. Requested shareholder reports will be sent by first class mail within three (3) business days of the receipt of the request.

                        BACKGROUND FOR PROPOSALS 1 AND 2

HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the "Adviser") currently serves as the investment adviser to the HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund. Due to a recent restructuring of HSBC Holdings plc ("HSBC") global asset management business and HSBC's strategic decision to cease the direct management of U.S. equity products, the Adviser has recommended to the Board of Trustees that the Growth and Income Fund and Mid-Cap Fund each be restructured in a "manager of managers" format, similar to that already in place with respect to the HSBC Investor Overseas Equity, Opportunity, Growth and Value Funds, pursuant to which the Adviser would serve as investment manager of each of the Growth and Income Fund and Mid-Cap Fund and oversee the activities of sub-advisers that would be responsible for the day-to-day investment decisions of the Growth and Income Fund and the Mid-Cap Fund. As part of such proposal, the Adviser recommended that Transamerica Investment Management, LLC ("Transamerica") be engaged as the initial sub-adviser to the Growth and Income Fund and that Munder Capital Management ("Munder") be engaged as the initial sub-adviser to the Mid-Cap Fund.

At a Board of Trustees meeting held on March 7 and 8, 2005, the Trustees of the Trust, including the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees") acted on the Adviser's recommendations, approving (i) the proposed new manager-of-managers investment advisory contracts between the Adviser and the Trust on behalf of each of the Growth and Income Fund and Mid-Cap Fund, (ii) the proposed new sub-advisory contracts between the Adviser and Transamerica with respect to the Growth and Income Fund, and the Adviser and Munder with respect to the Mid-Cap Fund, and (iii) a proposal to seek shareholder approval to rely on the manager of managers exemptive order previously granted to the Trust authorizing the Adviser and the Trustees to replace sub-advisers in the future without the necessity of a separate shareholder vote. Proposal 1 seeks approval from the shareholders of the Growth and Income Fund for these actions and Proposal 2 seeks approval from the shareholders of the Mid-Cap Fund for these actions.

                                   ----------

                                   PROPOSAL 1

                      HSBC INVESTOR GROWTH AND INCOME FUND

                         (THE "GROWTH AND INCOME FUND")

             APPROVAL OF INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY
                AGREEMENT AND AUTHORIZATION TO SELECT AND CHANGE
                                  SUB-ADVISERS

                                   ----------

PROPOSAL 1(A) - APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH HSBC INVESTMENTS
(USA) INC.

The Adviser currently serves as the investment adviser for the Growth and Income Fund pursuant to an Investment Advisory Contract dated December 31, 1999 (amended and restated as of March 1, 2001) and Investment Advisory Contract Supplement dated December 9, 2000 (amended and restated as of March 1, 2001) (collectively, the "Current Agreement"). The Current Agreement is attached to this Proxy Statement as Exhibit A. Shareholders of the Growth and Income Fund are being asked to approve a new investment advisory contract (the "New Agreement") between the Trust and the Adviser. The New Agreement is attached to this Proxy Statement as Exhibit B. The differences between the Current Agreement and the New Agreement are discussed below.

If approved by shareholders of the Growth and Income Fund, the New Agreement will become effective on ________, 2005.

PROPOSAL 1(B) -- APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN HSBC INVESTMENTS (USA) INC. AND TRANSAMERICA INVESTMENT MANAGEMENT, LLC WITH RESPECT TO THE HSBC INVESTOR GROWTH AND INCOME FUND.

At a Board of Trustees meeting held on March 7 and 8, 2005, the Trustees of the Trust, including all of the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") approved, on behalf of the HSBC Investor Growth and Income Fund (the "Fund") the proposed new investment sub-advisory agreement (the "Sub-Advisory Agreement") between HSBC Investments
(USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the "Adviser") and Transamerica Investment Management, LLC ("Transamerica"). The proposed Sub-Advisory Agreement with Transamerica is attached to this Proxy Statement as Exhibit E.

If approved by Shareholders of the Growth and Income Fund, the Sub-Advisory Agreement will become effective on ________, 2005.

PROPOSAL 1(C) APPROVAL OF A "MANAGER-OF-MANAGERS" ARRANGEMENT FOR THE FUND TO PERMIT THE ADVISER TO ENTER INTO, OR MATERIALLY AMEND, SUB-ADVISORY AGREEMENT(S) WITHOUT OBTAINING SHAREHOLDER APPROVAL

Subject to the supervision and approval of the Board of Trustees and approval of the shareholders of the Fund, the Adviser is responsible for managing the assets of the Fund and is permitted under the terms of the Current Agreement and will be permitted under the New Agreement, to engage sub-advisers to provide portfolio management services to the Fund. If the Adviser delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Fund. Proposal 1(b) requests your approval of a new sub-advisory agreement for the Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement also must also be presented for approval by the Fund's shareholders as required by the 1940 Act.

The Securities and Exchange Commission ("SEC") has issued an exemptive order (the "Order") on March 14, 2000 permitting the Adviser to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the Board of Trustees (including a majority of Independent Trustees), but without first obtaining shareholder approval. A fund operating in this manner is commonly referred to as a "Manager-of-Managers" fund. The Manager-of-Managers arrangement has previously been implemented by other funds in the HSBC Family of Funds. The Adviser and the Fund can operate the Fund as a Manager-of-Managers fund in reliance upon the Order only if, among other things, the Fund's shareholders have approved the Manager-of-Managers arrangement.

If approved by shareholders of the Growth and Income Fund, the Manager-of-Managers arrangement will become effective on ________, 2005.

WHY ARE THESE CHANGES BEING RECOMMENDED?

As a result of the changes to its business noted above, the Adviser will no longer actively manage U.S. equity products such as the Growth and Income Fund. Accordingly, the Adviser has recommended to the Board of Trustees that the Growth and Income Fund be restructured in a Manager-of-Managers format, pursuant to which the Adviser would, pursuant to the New Agreement, serve as investment manager of the Fund responsible for overseeing a sub-adviser, which would be responsible for the daily investment decisions for the Fund's portfolio. The Adviser has recommended that Transamerica be engaged as sub-adviser for these purposes, pursuant to the Sub-Advisory Agreement. The proposed Manager-of-Managers arrangement is expected to benefit shareholders in that it will allow the Adviser the additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. Such an arrangement may also allow the Fund to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining shareholder approval.

HOW WILL THE NEW ARRANGEMENTS AFFECT THE MANAGEMENT OF THE FUND?

The Adviser would enter into a new Investment Advisory Contract (the "New Agreement"), the terms of which are substantially similar to the Current Agreement, except that the fee payable to the Adviser by the Fund as a percentage of the average daily value of the net assets of the Fund will decrease from 0.55% under the Current Agreement to 0.25% under the New Agreement. As sub-adviser, Transamerica will receive from the Fund a fee of 0.35% of the Fund's average daily net assets. Thus, the overall management fees payable by the Fund (including the fees paid both to the Adviser and to Transamerica) would increase by .05% from 0.55% to 0.60%. The Adviser, however, has agreed in writing to waive .05% of its advisory fee for a period of at least one year. After giving effect to the waiver, the total advisory fees payable by the Fund would remain the same at 0.55%.

While the other terms of the New Agreement will be substantially similar to those of the Current Agreement, the Adviser will no longer directly manage and make the daily buy and sell decisions for the Fund's portfolio, but instead will select and oversee the sub-adviser as opposed to managing the Fund directly. Transamerica, as the proposed sub-adviser, will be responsible for the day-to-day management of the Fund's investments.

The terms of the Current Agreement, the New Agreement, the Sub-Advisory Agreement with Transamerica, and the Manager-of-Managers arrangement are reviewed in greater detail below.

THE CURRENT AGREEMENT

Pursuant to the Current Agreement, the Adviser serves as the Fund's investment adviser. The Adviser has directly managed the Fund since its inception.

In conformity with the stated policies of the Fund and pursuant to the Current Agreement, the Adviser administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the Fund's portfolio.

The Current Agreement was approved by the sole shareholder at the time of the Fund's inception and was most recently renewed by the Board of Trustees at a meeting held on December 13 and 14, 2004. It will continue in effect from year to year only if such continuance is approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Current Agreement may be terminated as to the Fund at any time on sixty (60) days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Current Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

Under the Current Agreement, the Adviser may make the day-to-day investment decisions for the Fund or delegate any or all of its responsibilities, subject to supervision by the Adviser, to one or more sub-advisers. Regardless of whether it employs a sub-adviser, the Adviser continuously reviews, supervises and administers the Fund's investment program.

The Current Agreement provides that the Adviser shall not be liable for any mistake in judgment or in any other event, except a loss resulting from the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties. Under the Current Agreement as consideration for its services, the Adviser receives an annual fee of 0.55% of the Fund's average daily net assets.

THE NEW AGREEMENT

The overwhelming majority of the material provisions of the Current Agreement and the New Agreement are identical. The terms of the New Agreement are identical to the Current Agreement as they both relate to: (i) the duties of the Adviser as investment adviser for the Fund; (ii) the reports that the Adviser must furnish to the Fund; (iii) the standard of care that governs the Adviser in serving as investment adviser to the Fund; (iv) the duration; and (v) certain other provisions that are not material to the present purposes.

However, the New Agreement differs from the Current Agreement with regard to the fee that the Adviser will receive, decreasing from 0.55% of average daily net assets of the Fund under the Current Agreement, to 0.25% under the New Agreement. The Adviser, after engaging a sub-adviser to the Fund, will oversee the sub-adviser and will continuously review the services provided by the sub-adviser and the performance of the sub-adviser relating to the Fund.

If approved by the shareholders at the Special Meeting, the New Agreement will remain in effect for a two (2) year period following the date of such approval. Thereafter, the New Agreement will continue in effect for successive periods not to exceed one (1) year, provided that such continuation is specifically approved at least annually by a majority of the Trustees who are not Interested Persons of the Fund or the Adviser, as that term is defined in the 1940 Act.

The proposed New Agreement may be terminated as to the Fund (i) at any time without penalty upon the vote of a majority of the Trustees or the vote of a majority of outstanding voting securities, upon sixty (60) days written notice to the Adviser or (ii) by the Adviser at any time without penalty, upon sixty
(60) days written notice to the Trust. The New Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

THE SUB-ADVISORY AGREEMENT

Pursuant to the proposed Sub-Advisory Agreement, Transamerica would serve as the Fund's sub-adviser, subject to the supervision of the Adviser and the Board of Trustees.

In conformity with the stated policies of the Fund and pursuant to the Sub-Advisory Agreement, the sub-adviser would (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund.

If approved by the shareholders at the Special Meeting, the Sub-Advisory Agreement will remain in effect for a two (2) year period following the date of such approval. Thereafter, the Sub-Advisory Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

The Sub-Advisory Agreement may be terminated: (i) at any time without penalty upon 30 days' written notice to the Sub-Adviser by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, (ii) at any time without penalty upon 30 days' written notice to the Sub-Adviser by the Adviser, or (iii) by the Sub-adviser upon 30 days written notice to the Fund or the Adviser. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law, except a loss resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties. As consideration for its services, the Sub-Adviser will receive an annual fee of 0.35% of the Fund's average daily net assets.

This description of the terms of the proposed Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to the form of the proposed Sub-Advisory Agreement attached hereto as Exhibit E.

THE MANAGER-OF-MANAGERS ARRANGEMENT

Under the terms of the Order, the Fund and the Adviser are, and would continue to be, subject to several conditions imposed by the SEC.

For instance, as requested in this Proposal, shareholder approval is required before the Adviser and the Fund may implement the Manager-of-Managers arrangement for the Fund, as described above permitting the Adviser to enter into or materially amend sub-advisory agreements. In addition, the Fund must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within ninety (90) days of a change to a sub-advisory arrangement the Fund's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement. The Order also provides that a majority of the Board of Trustees of the Fund consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of the Fund will be required to be approved by the shareholders of the Fund.

EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees, at its meeting on March 7 and 8, 2005, by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting), approved the New Agreement between the Trust and the Adviser for the Fund, the Sub-Advisory Agreement between the Adviser and Transamerica, and the proposed
Manager-of-Managers arrangements. The Board of Trustees authorized the submission of these proposals to shareholders for approval.

The Trustees requested and received extensive materials and information from the Adviser to assist them in considering the approval of these proposals. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to performance, advisory fees and other expenses of the Fund. The materials included comparisons of the Fund with other funds of similar size and investment objectives in terms of performance, fees and other expenses, as well as the performance of the Fund versus its benchmark.

The Trustees engaged in a detailed discussion of the materials with management of the Adviser, focusing particular attention on the proposed increase in total advisory fees from 0.55% to 0.60% of the Fund's average daily net assets. While recognizing the potential benefits to the Fund and its shareholders from approval of the proposals, the Trustees required that the Adviser agree in writing to waive 0.05% of its advisory fee for a period of at least one year, during which the Trustees could better assess the extent to which the expected benefits were likely to be realized. The Independent Trustees met separately with independent counsel to the Independent Trustees for a full review and discussion of the proposals. Following these discussions, the full Board of Trustees reconvened and approved the New Agreement between the Trust and the Adviser for the Fund, the Sub-Advisory Agreement between the Adviser and Transamerica, and the proposed Manager-of-Managers arrangements.

Based on its review of the information requested and provided, and the discussions with management of the Adviser, the Board of Trustees determined that approval of the New Agreement and Sub-Advisory Agreement was consistent with the best interests of the Fund and its shareholders, and would enable the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

      Nature, Extent, and Quality of Services Provided by Adviser and
      Transamerica

The Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and Transamerica, in light of the high quality services provided to the other Manager-of-Manager mutual funds advised by the Adviser, and Transamerica's historic performance managing accounts having similar investment objectives as the Fund. The Trustees also considered the services provided by the Adviser such as supervision of Fund operations and compliance and regulatory filings as well as disclosures to shareholders, general oversight of service providers and coordination of Fund marketing initiatives. The Trustees considered the Adviser's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial commitment of resources to the successful operation of the Fund, as well as the Adviser's agreement to waive 0.05% of its advisory fee for a period of at least one year. The Trustees concluded that the services to be provided by the Adviser and Transamerica are extensive and that the Adviser and Transamerica would deliver a high level of service to the Fund.

      Investment Performance of the Fund, Adviser and Transamerica

The Trustees considered short- and long-term investment performance of the Fund over various periods of time as compared to a peer group of comparable funds, as well as Transamerica's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding the Fund's peer groups.

      Costs of Services and Profits Realized by the Adviser

The Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Fund. The Trustees considered that, absent the Adviser's agreement to waive 0.05% of its advisory fee under the New Agreement, the combined management fees under the New Agreement and Sub-Advisory Agreement would increase the investment advisory fees of the Fund by 0.05% over historical fee levels, but concluded that the combined advisory fees payable to the Adviser and Transamerica are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds.

      Other Relevant Considerations

            Adviser Personnel

The Trustees considered the Adviser's representations regarding the Adviser's Manager-of-Managers staffing and capabilities to oversee Transamerica, and Transamerica's staffing and capabilities to manage the Fund. The Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Transamerica.

THE ADVISER

Additional information on the Adviser may be found in this Proxy Statement under "GENERAL INFORMATION - Management and Other Service Providers." Set forth in Exhibit C is certain information with respect to the executive officers and directors of the

Adviser. Set forth in Exhibit D are fees and other information regarding certain other funds advised by the Adviser and having similar investment objectives as the Fund.

[Info on fees paid to affiliates for most recently completed fiscal year to be provided.]

TRANSAMERICA

Transamerica Investment Management, LLC is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237. Transamerica is a wholly-owned subsidiary of Transamerica Investment Services, Inc. As of December 31, 2004, Transamerica had assets under management of $22.3 billion. The name, address and principal occupation of the principal executive officers of Transamerica are set forth in Exhibit F attached hereto. Set forth in Exhibit G hereto are fees and other information regarding certain other funds advised or sub-advised by Transamerica and having similar investment objectives as the Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE GROWTH AND INCOME FUND VOTE "FOR" THE APPROVAL OF EACH OF PROPOSALS 1(A), 1(B), AND 1(C).

                                   ----------

                                   PROPOSAL 2

                           HSBC INVESTOR MID-CAP FUND
                              (THE "MID-CAP FUND")

             APPROVAL OF INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY
                AGREEMENT AND AUTHORIZATION TO SELECT AND CHANGE
                                  SUB-ADVISERS

                                   ----------

PROPOSAL 2(A): APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH HSBC INVESTMENTS
(USA) INC.

The Adviser currently serves as the investment adviser for the Mid-Cap Fund pursuant to an Investment Advisory Contract dated December 31, 1999 (amended and restated as of March 1, 2001) and Investment Advisory Contract Supplement dated June 30, 2000 (amended and restated as of March 1, 2001) (collectively, the "Current Agreement"). The Current Agreement is attached to this Proxy Statement as Exhibit H. Shareholders of the Mid-Cap Fund are being asked to approve a new investment advisory contract (the "New Agreement") between the Trust and the Adviser. The New Agreement is attached to this Proxy Statement as Exhibit I. The differences between the Current Agreement and the New Agreement are discussed below.

If approved by shareholders of the Mid-Cap Fund, the New Agreement will become effective on ________, 2005.

PROPOSAL 2(B) -- APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN HSBC INVESTMENTS (USA) INC. AND MUNDER CAPITAL MANAGEMENT WITH RESPECT TO THE HSBC MID-CAP FUND.

At a Board of Trustees meeting held on March 7 and 8, 2005, the Trustees of the Trust, including all of the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") approved, on behalf of the HSBC Investor Mid-Cap Fund (the "Fund") the proposed new investment sub-advisory agreement (the "Sub-Advisory Agreement") between HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the "Adviser") and Munder Capital Management ("Munder"). The proposed Sub-Advisory Agreement with Munder is attached to this Proxy Statement as Exhibit K.

If approved by shareholders of the Mid-Cap Fund, the Sub-Advisory Agreement will become effective on ________, 2005.

PROPOSAL 2(C) APPROVAL OF A "MANAGER-OF-MANAGERS" ARRANGEMENT FOR THE FUND TO PERMIT THE ADVISER TO ENTER INTO, OR MATERIALLY AMEND, SUB-ADVISORY AGREEMENT(S) WITHOUT OBTAINING SHAREHOLDER APPROVAL

Subject to the supervision and approval of the Board of Trustees and approval of the shareholders of the Fund, the Adviser is responsible for managing the assets of the Fund and is permitted under the terms of the Current Agreement and will be permitted under the New Agreement, to engage sub-advisers to provide portfolio management services to the Fund. If the Adviser delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Fund. Proposal 2(b) requests your approval of a new sub-advisory agreement for the Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement also must also be presented for approval by the Fund's shareholders as required by the 1940 Act.

The Securities and Exchange Commission ("SEC") has issued an exemptive order (the "Order") on March 14, 2000 permitting the Adviser to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the Board of Trustees (including a majority of Independent Trustees), but without first obtaining shareholder approval. A fund operating in this manner is commonly referred to as a "Manager-of-Managers" fund. The Manager-of-Managers arrangement has previously been implemented by other funds in the HSBC Family of Funds. The Adviser and the Fund can operate the Fund as a Manager-of-Managers fund in reliance upon the Order only if, among other things, the Fund's shareholders have approved the Manager-of-Managers arrangement.

If approved by shareholders of the Mid-Cap Fund, the Manager-of-Managers arrangement will become effective on ________, 2005.

WHY ARE THESE CHANGES BEING RECOMMENDED?

As a result of the changes to its business noted above, the Adviser will no longer actively manage U.S. equity products such as the Mid-Cap Fund. Accordingly, the Adviser has recommended to the Trustees that the Mid-Cap Fund be restructured in a Manager-of-Managers format, pursuant to which the Adviser would, pursuant to the New Agreement, serve as investment manager of the Fund responsible for overseeing a sub-adviser, which would be responsible for the daily investment decisions for the Fund's portfolio. The Adviser has recommended that Munder be engaged as sub-adviser for these purposes, pursuant to the Sub-Advisory Agreement. The proposed Manager-of-Managers arrangement is expected to benefit shareholders in that it will allow the Adviser the additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. Such an arrangement may also allow the Fund to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining shareholder approval.

HOW WILL THE NEW ARRANGEMENTS AFFECT THE MANAGEMENT OF THE FUND?

The Adviser would enter into a new Investment Advisory Contract (the "New Agreement"), the terms of which are substantially similar to the Current Agreement, except that the fee payable to the Adviser by the Fund as a percentage of the average daily value of the net assets of the Fund will decrease from 0.55% under the Current Agreement to 0.25% under the New Agreement. As sub-adviser, Transamerica will receive from the Fund a fee of 0.50% of the Fund's average daily net assets. Thus, the overall management fees payable by the Fund (including the fees paid both to the Adviser and to Transamerica) would increase by .20% from 0.55% to 0.75%. The Adviser, however, has agreed in writing to waive .05% of its advisory fee for a period of at least one year. After giving effect to the waiver, the total advisory fees payable by the Fund would increase by 0.20% to 0.70%.

While the other terms of the New Agreement will be substantially similar to those of the Current Agreement, the Adviser will no longer directly manage and make the daily buy and sell decisions for the Fund's portfolio, but instead will select and oversee the sub-adviser as opposed to managing the Fund directly. Munder, as the proposed sub-adviser, will be responsible for the day-to-day management of the Fund's investments.

The terms of the Current Agreement, the New Agreement, the Sub-Advisory Agreement with Munder, and the Manager-of-Managers arrangement are reviewed in greater detail below.

THE CURRENT AGREEMENT

Pursuant to the Current Agreement, the Adviser serves as the Fund's investment adviser. The Adviser has directly managed the Fund since its inception.

In conformity with the stated policies of the Fund and pursuant to the Current Agreement, the Adviser administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the Fund's portfolio.

The Current Agreement was approved by the sole shareholder at the time of the Fund's inception and was most recently renewed by the Board of Trustees at a meeting held on December 13 and 14, 2004. It will continue in effect from year to year only if such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Current Agreement may be terminated as to the Fund at any time on sixty (60) days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Current Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

Under the Current Agreement, the Adviser may make the day-to-day investment decisions for the Fund or delegate any or all of its responsibilities, subject to supervision by the Adviser, to one or more sub-advisers. Regardless of whether it employs a sub-adviser, the Adviser continuously reviews, supervises and administers the Fund's investment program.

The Current Agreement provides that the Adviser shall not be liable for any mistake in judgment or in any other event, except a loss resulting from the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties. As consideration for its services, the Adviser receives an annual fee of 0.55% of the Fund's average daily net assets.

THE NEW AGREEMENT

The overwhelming majority of the material provisions of the Current Agreement and the New Agreement are identical. The terms of the New Agreement are identical to the Current Agreement as they both relate to: (i) the duties of the Adviser as investment adviser for the Fund; (ii) the reports that the Adviser must furnish to the Fund; (iii) the standard of care that governs the Adviser in serving as investment adviser to the Fund; (vi) the duration; and (v) certain other provisions that are not material to the present purposes.

However, the New Agreement differs from the Current Agreement with regards to the fee that the Adviser will receive decreasing from 0.55% of average daily net assets of the Fund under the Current Agreement to 0.25% under the New Agreement. The Adviser, after engaging a sub-adviser to the Fund, will oversee the sub-adviser and will continuously review the services provided by the sub-adviser and the performance of the sub-adviser relating to the Fund. The Adviser, after engaging a sub-adviser to the Fund, will oversee the sub-adviser and will continuously review the services provided by the sub-adviser and the performance of the sub-adviser relating to the Fund.

If approved by the shareholders at the Special Meeting, the New Agreement will remain in effect for a two (2) year period following the date of such approval. Thereafter, the New Agreement will continue in effect for successive periods not to exceed one (1) year, provided that such continuation is specifically approved at least annually by a majority of the Trustees who are not Interested Persons of the Fund or the Adviser, as that term is defined in the 1940 Act.

The proposed New Agreement may be terminated as to the Fund (i) at any time without penalty upon the vote of a majority of the Trustees or the vote of a majority of outstanding voting securities, upon sixty (60) days written notice to the Adviser or (ii) by the Adviser at any time without penalty, upon sixty
(60) days written notice to the Trust. The New Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

THE SUB-ADVISORY AGREEMENT

Pursuant to the proposed Sub-Advisory Agreement, Munder would serve as the Fund's sub-adviser, subject to the supervision of the Adviser and the Board of Trustees.

In conformity with the stated policies of the Fund and pursuant to the Sub-Advisory Agreement, Munder would (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund.

If approved by the shareholders at the Special Meeting, the Sub-Advisory Agreement will remain in effect for a two (2) year period following the date of such approval. Thereafter, the Sub-Advisory Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

The Sub-Advisory Agreement may be terminated: (i) at any time without penalty upon 30 days' written notice to Munder by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, (ii) at any time without penalty upon 30 days' written notice to the Munder by the Adviser, or (iii) by the Munder upon 30 days written notice to the Fund or the Adviser. The Sub-Advisory Agreement provides that the Munder shall not be liable for any error of judgment or mistake of law, except a loss resulting from the Munder's willful misfeasance, bad faith or gross negligence in the performance of its duties. As consideration for its services, Munder will receive an annual fee of 0.50% of the Fund's average daily net assets.

This description of the terms of the proposed Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to the form of the proposed Sub-Advisory Agreement attached hereto as Exhibit K.

THE MANAGER-OF-MANAGERS ARRANGEMENT

Under the terms of the Order, the Fund and the Adviser are, and would continue to be, subject to several conditions imposed by the SEC.

For instance, as requested in this Proposal, shareholder approval is required before the Adviser and the Fund may implement the Manager-of-Managers arrangement for the Fund described above permitting the Adviser to enter into or materially amend sub-advisory agreements. In addition, the Fund must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within ninety (90) days of a change to a sub-advisory arrangement the Fund's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement. The Order also provides that a majority of the Board of Trustees of the Fund consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of the Fund will be required to be approved by the shareholders of the Fund.

EVALUATION BY THE BOARD

The Board of Trustees, at its meeting on March 7 and 8, 2005, by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting), approved the New Agreement between the Trust and the Adviser for the Fund, the Sub-Advisory Agreement between the Adviser and Munder, and the proposed Manager-of-Managers arrangements. The Board authorized the submission of these proposals to shareholders for approval.

The Trustees requested and received extensive materials and information from the Adviser to assist them in considering the approval of these proposals. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to performance, advisory fees and other expenses of the Fund. The materials included comparisons of the Fund with other funds of similar size and investment objectives in terms of performance, fees and other expenses, as well as the performance of the Fund versus its benchmark.

The Trustees engaged in a detailed discussion of the materials with management of the Adviser, focusing particular attention on the proposed increase in total advisory fees from 0.55% to 0.75% of the Fund's average daily net assets. While recognizing the potential benefits to the Fund and its shareholders from approval of the proposals, the Trustees required that the Adviser agree in writing to waive 0.05% of its advisory fee for a period of at least one year, during which the Trustees could better assess the extent to which the expected benefits were likely to be realized. The Independent Trustees met separately with independent counsel to the Independent Trustees for a full review and discussion of the proposals. Following these discussions, the full Board of Trustees reconvened and approved the New Agreement between the Trust and the Adviser for the Fund, the Sub-Advisory Agreement between the Adviser and Munder, and the proposed Manager-of-Managers arrangements.

Based on its review of the information requested and provided, and the discussions with management of the Adviser, the Board of Trustees determined that approval of the New Agreement and Sub-Advisory Agreement was consistent with the best interests of the Fund and its shareholders, and would enable the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

      Nature, Extent, and Quality of Services Provided by Adviser and Munder

The Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and Munder, in light of the high quality services provided to the other Manager-of-Manager mutual funds advised by the Adviser, and Munder's historic performance managing accounts having similar investment objectives as the Fund. The Trustees also considered the services provided by the Adviser such as supervision of Fund operations and compliance and regulatory filings as well as disclosures to shareholders, general oversight of service providers and coordination of Fund marketing initiatives. The Trustees considered the Adviser's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial commitment of resources to the successful operation of the Fund, as well as the Adviser's agreement to waive 0.05% of its advisory fee for a period of at least one year. The Trustees concluded that the services to be provided by the Adviser and Munder are extensive and that the Adviser and Munder would deliver a high level of service to the Fund.

      Investment Performance of the Fund, Adviser and Munder

The Trustees considered short- and long-term investment performance of the Fund over various periods of time as compared to a peer group of comparable funds, as well as Munder's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding the Fund's peer groups, noting in particular that the proposed combined advisory and sub-advisory fees were competitive with the advisory fees charged by other funds in the Fund's peer group.

      Costs of Services and Profits Realized by the Adviser

The Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Fund. The Trustees considered that the combined management fees under the New Agreement and Sub-Advisory Agreement would increase the investment advisory fees of the Fund by 0.20% over historical fee levels (0.15% after giving effect to the Adviser's agreement to waive 0.05% of its advisory fee under the New Agreement), but concluded that the combined advisory fees payable to the Adviser and Munder are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds.

      Other Relevant Considerations

            Adviser Personnel

The Trustees considered the Adviser's representations regarding the Adviser's Manager-of-Managers staffing and capabilities to oversee Munder, and Munder's staffing and capabilities to manage the Fund. The Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Munder.

THE ADVISER

Additional information on the Adviser may be found in this Proxy Statement under "GENERAL INFORMATION - Management and Other Service Providers." Set forth in Exhibit C is certain information with respect to the executive officers and directors of the Adviser. Set forth in Exhibit D are fees and other information regarding certain other funds advised by the Adviser and having similar investment objectives as the Fund.

[Info on fees paid to affiliates for most recently completed fiscal year to be provided.]

MUNDER

Munder Capital Management, founded in 1985, is located at 480 Pierce Street, Suite 300, Birmingham, MI, 48009-6063. Munder is a partnership of which 87.5% of its interests are owned by Comerica, Incorporated, a publicly held bank holding company, and the remainder of its interests are owned by employee-shareholders. As of December 31, 2004, Munder had approximately $37.8 billion in assets under management. The name, address and principal occupation of the principal executive officers of Munder are set forth in Exhibit L.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MID-CAP FUND VOTE "FOR" THE APPROVAL OF EACH OF PROPOSALS 2(A), 2(B), AND 2(C).

                                   ----------

                                   PROPOSAL 3

                           HSBC INVESTOR MID-CAP FUND

            APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT
               RESTRICTION ON PURCHASING SECURITIES ISSUED BY ANY
                         REGISTERED INVESTMENT COMPANY

One of the Fund's current fundamental investment restriction prohibits the Fund from investing in other registered investment companies. This fundamental investment restriction is more restrictive than the 1940 Act and current SEC Staff interpretations, which do not require a fund to adopt such a provision as a fundamental investment restriction.

The fundamental investment restriction currently reads as follows:

      [The Fund shall not] purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11); securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.).

Upon elimination of this fundamental investment restriction, the Fund would remain subject to a non-fundamental investment restriction which allows the Fund to invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission. Specifically, the Fund would generally remain subject to the restrictions under
Section 12(d) of the 1940 Act relating to the Fund's ability to invest in other investment companies. The 1940 Act restrictions generally specify that the Fund may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. Further by eliminating the Fund's current restriction on investments in other investment companies, the Fund would be able to take advantage of the investment opportunities presented by certain exchange traded funds ("ETFs") which are organized as open-end investment companies. The Fund would also be able to take advantage of an exemptive order provided to the Trust and the Fund's administrator, BISYS, pursuant to which the Fund may for short-term cash management purposes invest up to 25% of its net assets in shares of an affiliated money market fund. Therefore, the Board is recommending that this restriction be eliminated.

In order to amend or eliminate a Fund's fundamental investment restriction, the 1940 Act requires that any such change be approved by a majority of the Fund's outstanding voting securities. The Board is recommending that shareholders approve the elimination of this fundamental investment restriction principally to (1) update an investment restriction that is more restrictive than is required under the federal securities laws; and (2) conform the Fund's fundamental investment restrictions more to those of other series of the Trust.

WHY ARE SHAREHOLDERS BEING ASKED TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION IN THIS PROPOSAL?

Because the current fundamental investment restriction prohibiting the Fund from investing in other registered investment companies is more prohibitive than the rules and regulations under the 1940 Act and applicable guidance by the SEC and its staff otherwise require, the current restriction unnecessarily limits investment strategies and cash management options, and may result in unnecessary operating inefficiencies and costs to the Fund. Accordingly, the Board believes that eliminating this fundamental investment restriction would be in the best interests of the Fund and its shareholders.

WHAT EFFECT WILL THE PROPOSED CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION HAVE ON THE FUND?

The Fund would remain subject to a non-fundamental investment restriction which allows the Fund to invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission. The Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Fund's ability to invest in other investment companies. The 1940 Act restrictions generally specify that the Fund may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. Further by eliminating the Fund's current restriction on investments in other investment companies, this would enable the Fund to take advantage of the investment opportunities presented by those ETFs that are organized as open-end investment companies. Finally, the Fund would also be able to take advantage of an exemptive order provided to the Trust and the Fund's administrator, BISYS, pursuant to which the Fund may for short-term cash management purposes invest up to 25% of its net assets in shares of an affiliated money market fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MID-CAP

FUND VOTE "FOR" THE APPROVAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION DESCRIBED IN PROPOSAL 3.


                                   ----------

                                   PROPOSAL 4

                         HSBC INVESTOR FIXED INCOME FUND
                     HSBC INVESTOR INTERNATIONAL EQUITY FUND
                       HSBC INVESTOR SMALL CAP EQUITY FUND

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                   ----------

HOW WILL THE REORGANIZATION AFFECT ME?

The assets of each Acquired Fund will be combined with those of the corresponding Acquiring Fund and you will become a shareholder of the corresponding Acquiring Fund (as shown in the chart below). Following the Reorganization, you will receive shares of the corresponding Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you held immediately prior to the closing of the Reorganization. (Shareholders of Advisor Class shares of the Acquired Funds will receive Class Y shares (a newly created share class) of the Acquiring Funds.)

ACQUIRED FUND                              CORRESPONDING ACQUIRING FUND

HSBC Investor Fixed Income Fund            HSBC Investor Bond Fund

HSBC Investor International Equity Fund    HSBC Investor Overseas Equity Fund

HSBC Investor Small Cap Equity Fund        HSBC Investor Opportunity Fund

The Reorganization itself will not result in any changes in the investment objective or principal investment strategies, investment adviser, portfolio managers or service providers of any of the Acquired Funds. Each Acquiring Fund will furnish the same services to its shareholders as does its corresponding Acquired Fund.

WHY IS THE REORGANIZATION BEING RECOMMENDED?

The Reorganization is being recommended to simplify the existing line-up of funds in the HSBC Investor Family of Funds. Each of the Acquired Funds and the Acquiring Funds are "feeder" funds in a "master/feeder" structure whereby the feeder fund invests all of its assets in a corresponding "master" fund (a series of HSBC Investor Portfolios and part of the HSBC Investor Family of Funds.) As each Acquired Fund and its corresponding Acquiring Fund invest in the same "master" fund, the Adviser determined that it would be more efficient and that economies of scale may be achieved if the Acquired Funds reorganize into the Acquiring Funds, thereby eliminating a duplicative master/feeder structure and consolidating the funds that feed into the master fund into the same Trust, the HSBC Investor Funds.

HOW DO THE FEES PAID BY THE ACQUIRED FUNDS COMPARE TO THOSE PAYABLE BY THE ACQUIRING FUNDS?

The management fees payable to the Adviser are determined at the "master" fund level. As noted above, each Acquired Fund and its corresponding Acquiring Fund invest in the same "master" fund. For its services as Adviser, the Adviser receives from the HSBC Investor Fixed Income Portfolio (the master fund that each of the HSBC Investor Fixed Income Fund and HSBC Investor Bond Fund invest
in) a fee accrued daily and paid monthly at an annual rate of 0.575% up to $50 million; 0.450% in excess of $50 million but not exceeding $95 million; 0.200% in excess of $95 million but not exceeding $150 million; 0.400% in excess of $150 million but not exceeding $250 million; and 0.350% in excess of $250 million. For its services as Adviser, the Adviser receives from the HSBC Investor International Equity Portfolio (the master fund that each of the HSBC Investor International Equity and HSBC Investor Overseas Equity Fund invest in) a fee accrued daily and paid monthly at an annual rate of 0.950% up to $25 million; 0.800% in excess of $25 million but not exceeding $50 million; 0.675% in excess of $50 million but not exceeding $250 million; and 0.625% in excess of $250 million. For its services as Adviser, the Adviser receives from the HSBC Investor Small Equity Portfolio (the master fund that each of the HSBC Investor Small Cap Equity Fund and HSBC Investor Opportunity Fund invest in) a fee of 0.80% of the portfolio's average daily net assets.

The Advisor Class shares (the only share class offered) of the Acquired Funds and the Class Y shares of the Acquiring Funds do not have sales loads or shareholder distribution (Rule 12b-1) fees.

WILL I HAVE TO PAY ANY SALES LOAD, REDEMPTION FEE, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

No. The full value of each Advisor Class share of an Acquired Fund will be exchanged for Class Y shares of the corresponding Acquiring Fund without any sales load, redemption fee, commission or other transactional fee being imposed.

WHO WILL MANAGE THE ASSETS OF THE ACQUIRING FUNDS?

The Adviser currently serves as the investment adviser to the Acquired Funds and the Acquiring Funds and currently serves as the investment adviser to each of the HSBC Investor Fund Fixed Income Portfolio, the HSBC Investor International Equity Portfolio and the HSBC Investor Small Cap Equity Portfolio (the "master funds" into which the Acquired and Acquiring Funds invest their assets).

The Adviser has engaged a sub-adviser to manage the assets of the HSBC Investor Small Cap Equity Portfolio - Westfield Capital Management, LLC ("Westfield") and the HSBC Investor International Equity Portfolio - Alliance Bernstein Investment Research and Management ("Alliance Bernstein").

The Adviser, Westfield and Alliance Bernstein are described in more detail under "ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUNDS" below.

WILL OTHER SERVICE PROVIDERS WHO PROVIDE SERVICES TO THE ACQUIRED FUNDS PROVIDE SIMILAR SERVICES TO THE ACQUIRING FUNDS?

The Acquired Funds have the same administrator, distributor and sponsor (BISYS Fund Services) as the Acquiring Funds.

WILL I CONTINUE TO BE ABLE TO EXCHANGE MY SHARES FOR SHARES OF OTHER HSBC INVESTOR FUNDS?

Yes. Holders of Advisor Class shares of the Acquired Funds after the Reorganization will be able to exchange their shares for Class Y shares of other funds in the HSBC Investor Family of Funds, subject to certain restrictions described in the prospectus of each fund. Before requesting any such exchange, shareholders should carefully review the applicable prospectus for the other fund to ensure that the fund meets their investment objectives and needs.

WILL I HAVE TO PAY ANY FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?

Each transaction is intended to qualify as a tax-free reorganization for Federal income tax purposes. Assuming each Reorganization qualifies for such treatment, shareholders will not recognize taxable gain or loss for Federal income tax purposes as a result of the Reorganization. As a condition to the closing of each Reorganization, the Acquired Funds will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of legal counsel are not binding on the Internal Revenue Service or the courts.

                     SUMMARY OF THE REORGANIZATION AGREEMENT

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a form of which is attached to this Proxy Statement as Exhibit M.

PROPOSED REORGANIZATION

At a meeting of the Board of Trustees on March 7 and 8, 2005, the Board approved the Reorganization Agreement. Subject to the approval of the shareholders of each of the Acquired Funds, the Reorganization Agreement provides for:

      (i) the acquisition of all of the assets of the Acquired Funds by the corresponding Acquiring Fund in exchange for shares of beneficial interest of the corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of all of the liabilities of the Acquired Funds; and

      (ii)  the subsequent liquidation of the Acquired Funds ("Reorganization").

If the Reorganization Agreement is approved by the shareholders of an Acquired Fund, the Reorganization is scheduled to be effective upon the close of business on April 29, 2005 or on a later date as agreed to by the parties ("Closing Date"). As a result of the Reorganization, each shareholder of an Acquired Fund will become the owner of the number of full and fractional shares of the corresponding Acquiring Fund having a combined aggregate net asset value equal to the aggregate net asset value of the shareholder's Acquired Fund shares as of the close of business on the Closing Date. Shareholders of Advisor Class shares of the Acquired Funds will receive Class Y shares (a newly created share class) of the corresponding Acquiring Fund. See "INFORMATION ABOUT THE REORGANIZATION" below.

For the reasons set forth below under "Reasons for the Reorganization and Board Considerations," the Board, including all of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of the HSBC Advisor Funds Trust ("Independent Trustees"), has concluded that the Reorganization would be in the best interests of the shareholders of the Acquired Funds and the Acquiring Funds and that the interests of each Fund's existing shareholders, would not be diluted as a result of the Reorganization. Therefore, the Board has submitted the Reorganization Agreement for the approval of the shareholders of the Acquired Funds. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION AGREEMENT EFFECTING THE REORGANIZATION.

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the Acquired Funds, with all classes of the Acquired Funds voting together and not by class. See "VOTING INFORMATION" below.

Prior to the completion of the Reorganization, the Acquired Funds will receive from Dechert LLP an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Accordingly, no gain or loss will be recognized by an Acquired Fund or its shareholders as a result of the Reorganization, and the aggregate tax basis of Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder's Acquired Fund shares. At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in a recognition of gain or loss to such shareholder for Federal income tax purposes. For more about the Federal income tax consequences of the Reorganization see "INFORMATION ABOUT THE REORGANIZATION
- Federal Income Tax Consequences" below.

            CERTAIN COMPARATIVE INFORMATION ABOUT THE ACQUIRED FUNDS
                            AND THE ACQUIRING FUNDS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Each Acquired Fund and its corresponding Acquiring Fund invest (as "feeder funds") into the same "master" fund. As such, the investment objective, principal investment strategy and risks of the Acquired Funds are identical to those of their corresponding Acquiring Funds. Because the Funds have identical investment objectives and principal investment strategies, the risks of investing in the Acquired Funds and their corresponding Acquiring Funds is also identical.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

The Acquiring Funds will offer the same shareholder services as the Acquired Funds, including the Automatic Investment Plan, certain telephone redemptions and exchanges with other funds in the HSBC Family of Funds.

FEES AND EXPENSES

The fees for Class Y shares of the Acquiring Funds will be identical to the fees for Advisor Class shares of the Acquired Funds. It is anticipated that operating expenses may decrease.

SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

The sales load, distribution and shareholder servicing arrangements of Advisor Class shares of the Acquired Funds are identical to those of Class Y shares of the Acquiring Funds.

PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES

The procedures for making purchases, redemptions and exchanges of Advisor Class shares of the Acquired Funds are identical to those of Class Y shares of the Acquiring Funds.

DIVIDENDS AND DISTRIBUTIONS

Each Acquiring Fund will have the same dividend and distribution policy as the corresponding Acquired Fund. After the closing of the Reorganization, Acquired Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the Acquiring Funds. Shareholders who currently have capital gains reinvested in the Acquired Funds will continue to have capital gains reinvested in the Acquiring Funds.

FISCAL YEAR

Each of the Acquired Funds and Acquiring Funds currently operate on a fiscal year ending October 31.

GOVERNING INSTRUMENTS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

The following is a summary of certain differences between and among the Declaration of Trust and By-Laws of the Acquired Funds and the Declaration of Trust and By-Laws of the Acquiring Funds. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and By-Laws of each of the Acquired Funds and the Acquiring Funds are available to shareholders without charge upon written request.

General. HSBC Advisor Funds Trust was organized as a Massachusetts business trust on April 5, 1996. HSBC Investor Funds was organized as a Massachusetts business trust on April 22, 1987. The operations of each Trust are governed by their respective Declarations of Trust and By-Laws and applicable Federal and Massachusetts law.

Term of Office. Under the Declaration of Trust and By-Laws for the HSBC Advisor Funds Trust (the "Advisor Charter"), a person serving as Trustee holds office until the termination of the Trust or until the person dies, resigns or is removed from office. Under the Declaration of Trust and By-Laws for the HSBC Investor Trust ("Investor Charter"), a person serving as Trustee holds office until the next meeting of shareholders, until a successor is duly elected, or until the person dies, resigns or is removed from office. Each of the Advisor Charter and Investor Charter provides that a Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of each series.

Liability of Trustees and Officers. A Trustee of HSBC Advisor Funds Trust and HSBC Investor Funds will be personally liable only for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties involved in the conduct of their office. Under each of the Advisor Charter and the Investor Charter, no indemnifications by the Trusts are made unless they are consistent with guidelines of the Securities and Exchange Commission ("SEC") set forth in releases regarding indemnification under Section 17(h) of the 1940 Act. Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.

Shareholder Liability. Under each of the Advisor Charter and the Investor Charter, shareholders are not liable for the obligations of the Trusts.

Shareholder Voting. The voting rights of shareholders of each of the Trusts are based on the number of shares the shareholder owns. Each holder of a share of a Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share.

Shareholder Meetings. Neither of the Trusts are required to hold annual shareholder meetings. Under the Advisor Charter, shareholders owning at least 10% of the outstanding shares of a Fund may call a special meeting for any purpose. Under the Investor Charter, shareholders owning at least 10% of the outstanding shares of a Fund may call a special meeting for the purpose of removal of a trustee.

Reorganization/Combination Transactions. Under both the Advisor Charter and the Investor Charter, a majority of the outstanding shares of a Fund must approve the sale or exchange of all or substantially all of the property of the Fund to another business organization.

Amendment of Governing Instrument. Under both the Advisor Charter and the Investor Charter, the Trustees may generally restate, amend or otherwise supplement the Charter without the approval of shareholders, subject to certain exceptions (such as amendments affecting shareholders' rights).

THE INVESTMENT ADVISORY AGREEMENTS

Each of the Acquired Funds and their corresponding Acquiring Funds are "feeder" funds which feed into the same investment portfolio, the Adviser and Sub-Advisers provide investment management services to the portfolios as opposed to the Funds. As such, there is no change in advisory agreement or sub-advisory agreement under which the Adviser or Sub-Adviser operates with regard to the Acquired Funds and the Acquiring Funds.

BOARD OF TRUSTEES

The same Board of Trustees oversees each of the Acquired Funds and their corresponding Acquiring Funds.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION AND BOARD CONSIDERATIONS

Management has proposed the consolidation of the Acquired Funds and the Acquiring Funds in that it believes it may be able to realize certain economies of sale and other efficiencies.

The proposed Reorganization was presented to the Board of Trustees of the Funds for consideration at a meeting held on March 7 and 8, 2005. For the reasons discussed below, the Trustees of the Acquired Funds, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund determined that the interests of the shareholders of the Acquired Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Fund and its shareholders.

The Board of Trustees considered a number of factors, including the following:

      o the Adviser informed the Trustees that the elimination of a duplicate "master/feeder" structure may allow for greater operating efficiencies;

      o     the overall business restructuring plans of the Adviser;

      o that each Acquired Fund and its corresponding Acquiring Fund invest in the same underlying investment portfolio and, as such, there would be no changes to fund investment objectives, principal investment strategies, adviser, sub-advisers or portfolio managers; and

      o the tax consequences of the Reorganization to the Acquired Funds and its shareholders, including the tax-free nature of the transaction.


THE TRUSTEES OF THE ACQUIRED FUNDS RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH THE ACQUIRING FUNDS.

REORGANIZATION AGREEMENT

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached as Exhibit N.

The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of the Acquired Funds in exchange for shares of beneficial interest of the Acquiring Funds and the assumption by the Acquiring Funds of all of the Acquired Funds liabilities; and (ii) the distribution of shares of the Acquiring Funds to shareholders of the Acquired Funds, as provided for in the Reorganization Agreement. The Acquired Funds will then be liquidated.

After the Reorganization, each shareholder of the Acquired Funds will own shares of the Acquiring Funds having an aggregate value equal to the aggregate value of the shares in the Acquired Funds held by that shareholder as of the Closing Date. The method of valuation employed will be in accordance with the procedures described in the current prospectuses of the Funds as set forth in the Reorganization Agreements, which is consistent with Rule 22c-1 under the 1940 Act and with interpretations of such rule by the SEC. Shares of the Acquiring Funds will not be represented by physical certificates.

Until the Closing Date, shareholders of the Acquired Funds will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by the Acquiring Funds for the redemption of its shares.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including the approval of the shareholders of the Acquired Funds. The

Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.

Approval of the Reorganization Agreement will require an affirmative vote of a majority of the shares of the Acquired Funds, with all classes voting together and not by class. See "VOTING INFORMATION" below. If the Reorganization Agreement is not approved by shareholders of the Acquired Funds, or is not consummated for any other reason, the Board will consider other possible courses of action.

DESCRIPTION OF THE SHARES OF THE ACQUIRING FUNDS

Full and fractional shares of the respective class of shares of beneficial interest of the Acquiring Funds will be issued to the Acquired Funds's shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Acquiring Funds will not issue share certificates. The shares of the Acquiring Funds to be issued to Acquired Funds shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with no gain or loss recognized as a consequence of the reorganization by either Fund or the shareholders of the Acquired Funds. In addition, under such a tax-free reorganization, a shareholder's aggregate tax basis for shares held in the Acquired Funds will carryover to the shares of the Acquiring Funds acquired in the Reorganization, and the holding period for shares held as a capital asset will also carryover to the acquired shares. As a condition to the close of the Reorganization, the Funds will receive a legal opinion from Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by the Funds and certifications received by the Funds.

Immediately prior to the Reorganization, the Acquired Funds will pay a dividend or dividends which, together will all previous dividends, will have the effect of distributing to its shareholders all of the Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of the Acquired Funds's shareholders.

You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

                 ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE
                                ACQUIRING FUNDS

INVESTMENT ADVISER

HSBC Asset Management (Americas) Inc. (the "Adviser"), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Acquiring Funds and each of the HSBC Investor Fixed Income Portfolio, the HSBC Investor International Equity Portfolio and the HSBC Investor Small Cap Equity Portfolio (the "master funds" into which the Acquiring Funds invest their assets), pursuant to an Investment Advisory contract with HSBC Investor Portfolios. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively, "HSBC"). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. For the period ending December 31, 2004, the Adviser managed $8.1 billion in the HSBC Investor Family of Funds.

SUB-ADVISERS

Westfield Capital Management, LLC ("Westfield") serves as sub-adviser to the Small Cap Equity Portfolio. The investment sub-adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers investment programs. Westfield, a subsidiary of Boston Private Financial Holdings, was founded in 1989 and specializes in growth portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. As of December 31, 2004, Westfield had $7.8 billion in assets under management, representing approximately 592 accounts.

AllianceBerstein Investment Research and Management ("AllianceBerstein"), located at 1345 Avenue of the Americas, 39th floor, New York, NY 10105, serves as sub-adviser to the International Equity Portfolio. AllianceBernstein is an indirect wholly-owned subsidiary of Alliance Capital Management L.P. ("Alliance"). AllianceBernstein which was founded as Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer, was acquired by Alliance in October 2000 and has managed value-oriented investment portfolios since 1967. As of December 31, 2004, AllianceBernstein had $538 billion in assets under management.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. Shareholders will be given notice of any change in sub-adviser.

PORTFOLIO MANAGERS

Fixed Income Portfolio. Jerry Samet, Senior Fixed Income Portfolio Manager, manages both municipal and taxable bond portfolios for HSBC Investments (USA) Inc. Prior to joining HSBC Investments (USA) Inc. (formerly Marinvest) in February 1996, Mr. Samet worked for Bankers Trust in the Private Clients Group for eight years. He was a portfolio manager/trader for six years, and prior to that, he was a trading assistant for two years. He is a graduate of Fordham University with an M.B.A. in Finance, with a concentration in portfolio management (1995) and a B.A. in Economics and History from the City University of New York, Queens College (1988).

International Equity Portfolio. Mr. Kevin F. Simms manages the International Equity Portfolio. Mr. Simms was named co-CIO-International Value equities in 2003, which he has assumed in addition to his role as director of research-Global and International Value equities, a position he has held since 2000. As research director, he was instrumental in implementing significant enhancements to Bernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research - Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

Small Cap Equity Portfolio. Westfield has a team approach to investment management. The team consists of nine professionals with an average 14 years of investment experience. William A. Muggia, President, is Chief Investment Officer of the firm and oversees the eleven-member Investment Committee. All portfolio decisions are made by consensus at the Committee-level. Mr. Muggia has been at Westfield since 1994 and has been Chief Investment Officer since 2002. Prior to Westfield, Mr. Muggia spent two years at Alex Brown & Sons and seven years at Kidder Peabody & Co. Mr. Muggia earned his MBA degree from Harvard Business School and received a BA from Middlebury College.


                             -----------------------
                               GENERAL INFORMATION
                             -----------------------


MANAGEMENT AND OTHER SERVICE PROVIDERS

Set forth below is a description of the service providers of the Trusts.

Investment Adviser

HSBC Asset Management (Americas) Inc. (the "Adviser"), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, National Association, a federally chartered bank, which is a wholly-owned subsidiary of HSBC, USA, Inc., a registered bank holding company, (collectively "HSBC"). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2004, HSBC managed $8.1 billion in the HSBC Investor Family of Funds.

Set forth in Exhibit C is certain information with respect to the executive officers and directors of the Adviser.

DISTRIBUTOR

BISYS Fund Services ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the distributor of the Funds' shares.

ADMINISTRATOR

BISYS also serves as the Funds' administrator. Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services.

CUSTODIAN

With respect to domestic assets, HSBC acts as the custodian of each Funds' assets. With respect to foreign assets, Investors Bank & Trust serves as custodian.

TRANSFER AGENCY

BISYS acts as transfer agent for shares of the Funds.

                                 OTHER BUSINESS

The Boards do not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Trusts do not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the relevant Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Shareholders who wish to communicate with the Boards should send communications to the attention of the Secretary of the relevant Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035 and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

                               VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Boards to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Trusts on or about March __, 2005. Only shareholders of record as of the close of business on the Record Date, March 15, 2005, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposal. A proxy may be revoked at any time before or at the Special Meeting by written notice to the Secretary of the relevant Trust at the address on the cover of the Proxy Statement or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for each proposal.

QUORUM & VOTING REQUIREMENT

With regard to each of Proposals 1, 2, 3 and 4, a majority of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposals. Approval of Proposals 1, 2, 3 and 4 require the affirmative vote of a majority of the outstanding shares of each Fund, with all classes voting together. The term "a majority of the outstanding voting securities," as used in this proxy statement, is defined by the Investment Company Act of 1940, as amended, ("1940 Act") as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Special Meeting, if the holders of more than 50 percent of each Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of each Fund's outstanding voting securities.

                                  ADJOURNMENTS

In the event that sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of each Trust present in person or by proxy and entitled to vote at the Special Meeting. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders of each of the Funds.

                  EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. As a result, such abstentions and broker "non-votes" will have the effect of a vote against the proposal.

                               PROXY SOLICITATION

Proxies are solicited by mail. Additional solicitations may be made by telephone, fax or personal contact by officers or employees of the Adviser and its affiliates or by proxy soliciting firms retained by the Adviser. The cost of solicitation, including the costs of any third party proxy solicitor, will be shared by the Adviser and the Funds. The costs of retaining such proxy solicitor is expected to be $_____________.

                                SHARE INFORMATION

For each class of each Fund's shares entitled to vote at the Special Meeting, the number of shares outstanding as of the Record Date is as follows:
                                                      NUMBER OF SHARES
                 NAME OF FUND                    OUTSTANDING AND ENTITLED TO
                                                       VOTE PER CLASS

HSBC INVESTOR FUNDS

HSBC Investor Growth and Income Fund
HSBC Investor Mid-Cap Fund

HSBC ADVISOR FUNDS TRUST

HSBC Investor Fixed Income Fund
HSBC Investor International Equity Fund
HSBC Investor Small Cap Equity Fund

                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit N.

                                    EXHIBIT A

                           Amended and Restated Master
                          INVESTMENT ADVISORY CONTRACT

                               HSBC Investor Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219

December 31, 1999

Amended and restated

March 1, 2001

HSBC Asset Management (Americas) Inc.
140 Broadway
New York, NY 10005

Dear Sirs:

This will confirm the agreement between the undersigned HSBC Investor Funds (the "Trust") and HSBC Asset Management (Americas) Inc. (the "Adviser") as follows:

      1. The Trust is an open-end investment company organized as a Massachusetts business trust and consists of one or more separate investment portfolios (the "Funds") as may be established and designated by the Trust's Board of Trustees (the "Board of Trustees") from time to time. This Contract shall pertain to such Funds as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the "Covered Funds"). A separate series of shares of beneficial interest in the Trust are offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus (the "Prospectus") relating to the Trust and the Funds included in the Trust's registration statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Agreement, as supplemented, and an Administration Agreement, as supplemented, between the Trust and BISYS Fund Services (the "Sponsor"), the Trust has employed the Sponsor to act as principal underwriter for each Fund and to provide to the Trust management and other services.

      2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment. The Trust expressly authorizes the Adviser, subject to the approval of the Board of Trustees and compliance with applicable law, to employ (without obtaining the approval of Trust's shareholders) one or more sub-advisers to provide all or any portion of the services contemplated hereby, subject to supervision and oversight of the Adviser, on such terms and conditions as the Adviser determines appropriate.

      3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

      (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Sponsor or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organization expenses; and extraordinary expenses.

      4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Covered Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

      The Adviser will determine the securities to be purchased or sold by each Covered Fund and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Covered Fund's portfolio shall be invested in securities described by the policies of such Covered Fund and what portion, if any, should be invested otherwise or held uninvested.

      The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

      (b) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Covered Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions and (ii) such other services as the Adviser shall from time to time determine, upon consultation with the Sponsor, to be necessary or useful to the administration of the Trust and each of the Covered Funds.

      (c) As manager of the assets of each Covered Fund, the Adviser shall make investments for the account of that Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

      (d) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Covered Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

      (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Covered Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

      5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

      6. In consideration of the services to be rendered by the Adviser under this Contract, each Covered Fund shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to that Fund. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Covered Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

      7. If the aggregate expenses of every character incurred by, or allocated to, each Covered Fund in any fiscal year, other than interest, taxes, expenses under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract and the fees payable to the Sponsor under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements ("includible expenses"), shall exceed any applicable expense limitations, the Adviser shall pay that Fund an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Sponsor will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Covered Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Covered Fund shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

      8. (a) This Contract and any Supplement hereto shall become effective with respect to a Covered Fund on the date specified in such Supplement and shall thereafter continue in effect with respect to that Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

      (b) This Contract and any Supplement hereto may be terminated with respect to a Covered Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

      9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

      10. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

      11. This Contract shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

      12. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Covered Fund hereunder.

      13. The Declaration of Trust establishing the Trust, together with all amendments thereto (the "Declaration"), a copy of which is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

      If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          HSBC INVESTOR FUNDS


                                          By
                                          _______________________________
                                             Name:
                                             Title:

ACCEPTED:

HSBC ASSET MANAGEMENT
(AMERICAS) INC.


By ____________________________________
   Title:

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                               HSBC INVESTOR FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                NOVEMBER __, 2000

HSBC Asset Management (Americas) Inc.
140 Broadway
New York, NY 10005

Dear Sirs:

      Re:  HSBC Investor Growth and Income Fund

      This will confirm the agreement between the undersigned (the "Trust") and HSBC Asset Management (Americas) Inc. (the "Adviser") as follows:

      1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. HSBC Investor Growth and Income Fund (the "Fund") is a separate investment portfolio of the Trust.

      2. The Trust and the Adviser have entered into an Investment Advisory Contract dated June 30, 2000 ("Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

      3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

      4. The term "Covered Fund" as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

      5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.55% of the average daily value (as determined on each business day at the time set forth in the

Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

      6. This Supplement and the Advisory Contract (together, the "Contract") shall become effective with respect to the Fund on November __, 2000 and shall continue in effect with respect to the Fund for an initial term of two years from that date, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

      7. If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          HSBC INVESTOR FUNDS


                                          By ___________________________
                                             Name:
                                             Title:

ACCEPTED:

HSBC ASSET MANAGEMENT
(AMERICAS) INC.


By: __________________________
    Title:

                                    EXHIBIT B

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                            HSBC Investor Portfolios
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                                                     [   ], 2005

HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, New York 10018

Dear Sirs:

      Re:  HSBC Investor Growth and Income Fund

This will confirm the agreement between the undersigned HSBC Investor Funds (the "Trust") and HSBC Investments (USA) Inc. (the "Adviser") as follows:

      8. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Separate interests of the Trust are offered to investors with respect to each investment portfolio. HSBC Investor Growth and Income Fund (the "Fund") is a separate investment portfolio of the Trust.

      9. The Trust and the Adviser have entered into an Investment Advisory Contract dated [ ], 2003 ("Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

      10. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

      11. The term "Covered Fund" as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

      12. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.20% of the average daily value (as determined on each business day at the time set forth in the

Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

      13. This Supplement and the Advisory Contract (together, the "Contract") shall become effective with respect to the Fund on [ ], 2005 and shall continue in effect with respect to the Fund for an initial term of two years from that date, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees, and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

      If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                    Very truly yours,

                                    HSBC INVESTOR FUNDS

                                    By ______________________
                                       Name:
                                       Title:
ACCEPTED:

HSBC INVESTMENTS (USA) INC.

By _______________________________
   Title:

                                    EXHIBIT C

         EXECUTIVE OFFICERS AND DIRECTORS OF HSBC INVESTMENTS (USA) INC.
                (FORMERLY HSBC ASSET MANAGEMENT (AMERICAS) INC.)


NAME AND ADDRESS*                    PRINCIPAL OCCUPATION
-----------------                    --------------------
Edward J. Merkle                     Managing Director, U.S. Fixed Income, HSBC
                                     Investments (USA) Inc.

Joseph A. DeMarco                    Managing Director / Head of Equity Trading, HSBC
                                     Investments (USA) Inc.

Gregory H. Webster                   Chief Executive Officer, HSBC Securities (USA)
                                      Inc.

Manuel L. Diaz                       President & Manager, HSBC Private Bank
                                     International
Stephen J. Baker                     Chief Executive Officer, HSBC Investments (USA)
                                      Inc.

Salvatore J. Iocolano                Chief Compliance Officer, HSBC Investments (USA)
                                      Inc.

Alain Dromer                         Chief Executive Officer, HSBC Asset Management
                                     (Europe) Ltd.
Robert G. Aquilina                   Chief Executive Officer, HSBC Private Bank
                                     Americas
Richard A. Fabietti                  Head of Mutual Funds, HSBC Investments (USA) Inc.

Brendan McDonagh                     Senior Executive Vice President, Retail &
                                     Commercial Banking, HSBC Bank USA, N.A.

Kevin Newman                         Head of Personal Financial Services, HSBC Bank
                                     USA, N.A.

-------
*The address for Messrs. Merkle, DeMarco, Webster, Baker, Iocolano, Aquilina, Fabietti and Newman is 452 Fifth Avenue, New York, NY 10018. The address for Mr. Diaz is One Biscayne Tower, Miami, FL 33131; for Mr. Dromer is Level 21, 8 Canada Square, London E14 5HQ; and for Mr. McDonagh is One HSBC Center, Buffalo, NY 14203.

                                    EXHIBIT D

                                               ASSETS IN    TOTAL ADVISORY FEE
FUND                                           MILLIONS







[INDICATE WHETHER ADVISER HAS WAIVED, REDUCED, OR OTHERWISE AGREED TO REDUCE ITS COMPENSATION UNDER ANY APPLICABLE CONTRACT (ITEM 22(C)(10))]

                                    EXHIBIT E

                               HSBC INVESTOR FUND
                      HSBC INVESTOR GROWTH AND INCOME FUND
                             SUB-ADVISORY AGREEMENT

AGREEMENT, effective commencing on __________, 2005, between Transamerica Investment Management, LLC (the "Sub-adviser") and HSBC Investments (USA) Inc. (the "Manager").

WHEREAS, the Manager has been retained by HSBC Investor Funds, a Massachusetts business trust (the "Trust") registered as an open-end diversified investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to the HSBC Investor Growth and Income Fund (the "Fund") pursuant to an Investment Advisory Contract dated __________, 2005 (the "Advisory Agreement");

WHEREAS, the Trust's Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or "interested persons," as defined in the 1940 Act, of any party to this Agreement, have approved the appointment of the Sub-adviser to perform certain investment advisory services for the Fund pursuant to this Sub-advisory Agreement and the Sub-adviser is willing to perform such services for the Fund;

WHEREAS, the Sub-adviser is registered or exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-adviser as follows:

      1. Appointment. The Manager hereby appoints the Sub-adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-advisory Agreement. The Sub-adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Investment Advisory Duties. Subject to the supervision of the Board of Trustees of the Trust and the Manager, the Sub-adviser will, in coordination with the Manager, (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement on behalf of the Fund filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Sub-adviser by the Manager; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. In particular, the Sub-adviser will be responsible for the purchase and sale of securities and for all yield enhancement strategies used in managing the Fund.

      In performing its investment management services to the Fund hereunder, the Sub-adviser will provide the Fund with ongoing investment guidance and policy direction. The Sub-adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund. The Sub-adviser will determine what portion of the Fund shall be invested in securities and other assets.

      The Sub-adviser further agrees that, in performing its duties hereunder, it will:

            a. comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, applicable sections of the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

            b. manage the Fund so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

            c. place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer the Sub-adviser may choose, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

            d. furnish to the Trust whatever statistical information the Trust may reasonably request in writing with respect to the Fund's assets or contemplated investments. In addition, the Sub-adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund and shall, on the Sub-adviser's own initiative, furnish to the Trust from time to time whatever information the Sub-adviser believes appropriate for this purpose;

            e. make available to the Manager and the Trust, promptly upon their written request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Manager and the Trust in their compliance with applicable laws and regulations. The Sub-adviser will furnish the Trustees with such available data regarding the Fund, as may be mutually agreed upon from time to time;

            f. promptly notify the Manager and the Trust in the event that the Sub-adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to this Sub-advisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-adviser further agrees to notify the Trust and the Manager promptly if any statement regarding the Sub-adviser contained in the Trust's Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

      In performing its duties under this Agreement, the Sub-adviser shall manage and invest the Fund's assets in accordance with the Fund's investment objectives, policies and restrictions as well as applicable federal and state securities laws, based upon instructions as may be provided to the Sub-adviser by the Manager, the Fund's administrator, accountant, custodian or other agent designated by the Manager as responsible for testing compliance of the Fund (the "Compliance Agent"). The Sub-adviser further agrees to manage and invest the Fund's assets in accordance with instructions as may be provided to the Sub-adviser from time to time by the Manager or the Compliance Agent in an effort to ensure that the Fund meets and maintains, so long as required by the Code, the requirements for qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder.

      In fulfilling its obligations under this Agreement, the Sub-adviser shall be entitled to reasonably rely on and act in accordance with instructions provided by the Manager or Compliance Agent.

      3. Allocation of Charges and Expenses. Except as otherwise specifically provided in this Section 3, the Sub-adviser shall pay the compensation and expenses of all its directors, partners, officers and employees, if any, who serve as officers and executive employees of the Trust (including the Fund's share of payroll taxes), and the Sub-adviser shall make available, without expense to the Fund, the service of its directors, partners, officers and employees, if any, who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

      The Sub-adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Sub-adviser in this Section 3. In particular, but without limiting the generality of the foregoing, the Sub-adviser shall not be responsible for the following expenses of the Fund: organization and offering expenses of the Fund (including out-of-pocket expenses); fees payable to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments for maintaining the Fund's financial books and records and calculating the daily net asset value of the Fund's shares; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale (if any); freight, insurance and other charges in connection with the shipment of the portfolio securities of the Fund; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, trustees and employees of the Trust who are not interested persons of the Sub-adviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Sub-adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto.

      4. Compensation. As compensation for the services provided and expenses assumed by the Sub-adviser under this Agreement, the Trust will pay the Sub-adviser within 21 calendar days after the end of each calendar quarter an advisory fee computed daily based on the basis of the Fund's average daily net assets at an annual rate of _____%. The "average daily net assets" of the Fund shall mean the average of the values attributed to the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust, as amended, and Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any quarter end when the Sub-adviser's compensation is payable pursuant to this Section, then the Sub-adviser's compensation payable at the end of such quarter shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section
4. In the event that this Agreement is terminated pursuant to Section 10 hereof, the Sub-adviser shall be entitled to a pro rata portion of the fee under this
Section 4 through and including the date upon which the Agreement is terminated and the Sub-adviser ceases to provide investment advisory services to the Fund hereunder.

      5. Books and Records. The Sub-adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, including the Investment Advisers Act of 1940 and the Securities and Exchange Act of 1934, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Manager shall maintain all books and other records not related to the Fund's transactions. The Sub-adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the joint property of the Fund and the Sub-adviser and a copy will be provided promptly to the Fund upon its written request. The Sub-adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

      6. Standard of Care and Limitation of Liability. The Sub-adviser shall exercise its best judgment in rendering the services provided by it under this Sub-advisory Agreement. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Sub-advisory Agreement relate, provided that nothing in this Sub-advisory Agreement shall be deemed to protect or purport to protect the Sub-adviser against any liability to the Fund or to holders of the Fund's shares to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-adviser's reckless disregard of its obligations and duties under this Sub-advisory Agreement. As used in this Section 6, the term "Sub-adviser" shall include any officers, directors, partners, employees, agents or other affiliates of the Sub-adviser performing services for the Fund.

      7. Indemnification.

            a. The Sub-adviser hereby agrees to indemnify and hold harmless the Manager from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, directly or proximately caused by, the investment decisions rendered by the Sub-adviser in bad faith in a grossly negligent manner inconsistent with the Fund's stated investment objectives, guidelines and restrictions, any intentional failure of the Sub-adviser to fulfill any of its other obligations under this Sub-advisory Agreement, any willful omission to disclose material facts, by the Sub-adviser to the Fund or the Manager or any willful violation of applicable law by the Sub-adviser. The Sub-adviser also agrees to indemnify and hold harmless the Manager with respect to any reasonable losses incurred as the result of grossly negligent errors made by the Sub-adviser in transmitting orders to any broker for execution.

            b. The Manager hereby agrees to indemnify and hold harmless the Sub-adviser from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any related to, its failure to fulfill any of its obligations under this Sub-advisory Agreement, any willful omission to disclose material facts by the Manager or any willful violation of applicable law by the Manager.

            c. If any party seeks indemnification under this Agreement (an "indemnified party"), it shall notify the other party (the "indemnifying party") in writing of the assertion of any third party claim or action and shall deliver all copies of materials received in connection with the matter to the indemnifying party. The indemnifying party shall have the right to control the defense of any such claim or action with counsel of its own choosing, and the indemnified party shall cooperate fully with the indemnifying party in the defense or settlement of any matter that is covered by paragraphs (a) or (b) above, subject to reimbursement by the indemnifying party for expenses incurred by the indemnified party in connection with the indemnifying party's participation in the defense.

      8. Services Not Exclusive. It is understood that the services of the Sub-adviser are not exclusive, and that nothing in this Sub-advisory Agreement shall prevent the Sub-adviser from providing similar services to other individuals, institutions or investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Sub-advisory Agreement, interfere in a material manner with the Sub-adviser's ability to meet its obligations to the Trust and the Fund hereunder. When the Sub-adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-adviser recommends the purchase or sale of the same security for the Fund, the Sub-adviser may, but shall not be obligated to, aggregate the orders for securities to be purchased or sold. It is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-adviser nor any of its directors, partners, officers or employees shall act as a principal or agent or receive any commission.

      9. Documentation. The Trust shall provide the Sub-adviser with the following documents:

            a. the Trust's registration statement relating to the Fund, and any amendments thereto;

            b. the current Declaration of Trust and By-laws (and any amendments thereto) of the Trust;

            c. resolutions of the Board of Trustees of the Trust authorizing the appointment of the Sub-adviser to serve as Sub-adviser and approving this Sub-advisory Agreement;

            d. the Trust's Notification of Registration on Form N-8A; and

            e. all procedures, policies or other documentation relating to the Sub-adviser's activities under this Sub-advisory Agreement.

      10. Duration and Termination. This Sub-advisory Agreement shall continue for an initial term of two years from the date set forth above, unless sooner terminated as provided herein. Notwithstanding the foregoing, this Sub-advisory Agreement may be terminated: (a) at any time without penalty upon thirty (30) days' written notice to the Sub-adviser by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, (b) at any time without penalty upon thirty (30) days' written notice to the Sub-adviser by the Manager, or (c) by the Sub-adviser upon thirty
(30) days' written notice to the Trust or the Manager. Anything to the contrary herein notwithstanding, any termination carried out pursuant to this Section 10 shall be without penalty and, further, the compensation schedule set forth in
Section 4 hereof shall apply to the service of the Sub-adviser beyond the end of the notice period provided in this Section 10. This Sub-advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Advisory Agreement.

      11. Amendments. No provision of this Sub-advisory Agreement may be changed, waived, discharged or terminated orally, unless by an instrument in writing signed by both parties, and no amendment of this Sub-advisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Sub-advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

      12. Notices. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at its address as follows:

            If to the Manager:

            HSBC Investments (USA) Inc.
            452 Fifth Avenue
            New York, New York  10018
            Attention:  _____________________.


            If to the Sub-adviser:

            [                 ]


Any party may specify a different or additional address for notice by sending a written notice to the other at the address above, or at that or those last given hereunder.

      13. Miscellaneous.

            a. This Sub-advisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

            b. The captions of this Sub-advisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            c. If any provision of this Sub-advisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Sub-advisory Agreement shall not be affected hereby and, to this extent, the provisions of this Sub-advisory Agreement shall be deemed to be severable.

            d. Nothing herein shall be construed as constituting the Sub-adviser, or any of its directors, officers or employees, an agent of the Manager or the Fund, nor the Manager, or any of its directors, officers or employees, an agent of the Sub-adviser.

            e. This Sub-advisory Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but counterparts shall, together, constitute only one Sub-advisory Agreement.

            f. The undersigned officer of the Fund has executed this Sub-advisory Agreement not individually, but as an officer under the Fund's Declaration of Trust, and the obligations of this Sub-advisory Agreement are not binding upon the Fund's Trustees, its officers, or shareholders in the Fund individually, but bind only the Fund Trust estate.

            g. The Manager hereby acknowledges that it has received and read a copy of the Sub-adviser's current Form ADV, Part II.

            h. The Sub-adviser shall vote such stock and other securities possessing "voting" rights which are part of the portion of the Fund managed by the Sub-adviser, personally or by proxy, consistent with the Sub-adviser's proxy voting guidelines and processing standards.

            i. The Sub-adviser shall not be responsible for voting any proxies relating to securities held in the Fund which proxies have a record date which is prior to the date of the Sub-advisory Agreement or on or after the date of any termination of this Sub-advisory Agreement. j. The Manager acknowledges and agrees that the Sub-adviser shall have no responsibility for filing claims on behalf of Manager with respect to any class action, bankruptcy proceeding or any other action or proceeding in which the Manager may be entitled to participate as a result of its securities holdings. The Sub-adviser's responsibility, with respect thereto, shall be limited to cooperating with the custodian of the assets in making such filings.

            k. It is hereby understood and agreed that the Sub-adviser shall not be liable or responsible for any loss incurred in connection with recommendations or investments made by the Sub-adviser or other actions taken by the Sub-adviser with respect to managed assets prior to the termination of this Agreement, provided such actions were taken by the Sub-adviser in accordance with this Agreement. The Manager understands and agrees that financial investments carry substantial risk and Sub-adviser cannot predict or guarantee any particular results. The Sub-adviser shall not be liable or responsible for any loss incurred in connection with any act or omission of the client, administrators, custodian, or any broker-dealer or other third party.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of __________, 2005.

                        TRANSAMERICA INVESTMENT MANAGEMENT, LLC

                        By ______________________________
                           Name:
                           Title:



                           HSBC INVESTMENTS (USA) INC.

                        By ______________________________
                           Name:
                           Title:

                                    EXHIBIT F

       PRINCIPAL EXECUTIVE OFFICERS OF TRANSAMERICA INVESTMENT MANAGEMENT

NAME AND ADDRESS                PRINCIPAL OCCUPATION
----------------                --------------------
John Riazzi(1)                  Chief Executive Officer

Michelle Stevens(1)             Portfolio Manager

Jeff Van Harte(2)               Portfolio Manager

Dan Prislin(2)                  Portfolio Manager

Chris Bonavico(2)               Portfolio Manager

Ken Broad(2)                    Portfolio Manager

Lisa Hansen(2)                  Head Trader

Gary Rolle(3)                   Portfolio Manager

Heidi Hu(3)                     Portfolio Manager

Ed Han(3)                       Portfolio Manager

Kirk Kim(3)                     Portfolio Manager

Peter Lopez(3)                  Portfolio Manager

David Lubchenco(4)              Managing Director Sales/Marketing

Toby Cromwell(4)                Institutional Sales/Marketing

Larry Norman(5)                 Various executive positions within variety of
                                organizations that are members of AEGON group
                                of companies

John Kenney(6)                  Executive officer of investment advisor Great
                                 Companies, LLC

----------------
(1)                             109 N. Main Street, Suite 700
                                Dayton, OH 45402

(2)                             600 Montgomery Street, 16th Floor
                                San Francisco, CA  94111

(3)                             1150 S. Olive Street, Suite 2700
                                Los Angeles, CA  90015

(4)                             4600 S. Syracuse Street, Suite 1100
                                Denver, CO 80237

(5)                             4333 Edgewood Road NE
                                Cedar Rapids, IA 52499

(6)                             635 Court Street, Suite 100
                                Clearwater, FL 33756

                                    EXHIBIT G


                                             ASSETS IN            TOTAL ADVISORY
FUND                                         MILLIONS**                 FEE
Transamerica Core Equity Fund*                 $162.2               0.35%

---------------

* Transamerica serves as a Sub-adviser to the Transamerica Core Equity Fund which is an affiliated company's (Transamerica Retirement Services) commingled fund.

**   As of 12/31/04.

                                    EXHIBIT H

                           Amended and Restated Master
                          INVESTMENT ADVISORY CONTRACT

                               HSBC Investor Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219

December 31, 1999

Amended and restated

March 1, 2001

HSBC Asset Management (Americas) Inc.
140 Broadway
New York, NY 10005

Dear Sirs:

This will confirm the agreement between the undersigned HSBC Investor Funds (the "Trust") and HSBC Asset Management (Americas) Inc. (the "Adviser") as follows:

      14. The Trust is an open-end investment company organized as a Massachusetts business trust and consists of one or more separate investment portfolios (the "Funds") as may be established and designated by the Trust's Board of Trustees (the "Board of Trustees") from time to time. This Contract shall pertain to such Funds as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the "Covered Funds"). A separate series of shares of beneficial interest in the Trust are offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus (the "Prospectus") relating to the Trust and the Funds included in the Trust's registration statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Agreement, as supplemented, and an Administration Agreement, as supplemented, between the Trust and BISYS Fund Services (the "Sponsor"), the Trust has employed the Sponsor to act as principal underwriter for each Fund and to provide to the Trust management and other services.

      15. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment. The Trust expressly authorizes the Adviser, subject to the approval of the Board of Trustees and compliance with applicable law, to employ (without obtaining the approval of Trust's shareholders) one or more sub-advisers to provide all or any portion of the services contemplated hereby, subject to supervision and oversight of the Adviser, on such terms and conditions as the Adviser determines appropriate.

      16. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

      (a) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Sponsor or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organization expenses; and extraordinary expenses.

      17. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Covered Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

      The Adviser will determine the securities to be purchased or sold by each Covered Fund and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Covered Fund's portfolio shall be invested in securities described by the policies of such Covered Fund and what portion, if any, should be invested otherwise or held uninvested.

      The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

      (a) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Covered Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions and (ii) such other services as the Adviser shall from time to time determine, upon consultation with the Sponsor, to be necessary or useful to the administration of the Trust and each of the Covered Funds.

      (b) As manager of the assets of each Covered Fund, the Adviser shall make investments for the account of that Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

      (c) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Covered Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

      (d) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Covered Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

      18. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

      19. In consideration of the services to be rendered by the Adviser under this Contract, each Covered Fund shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to that Fund. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Covered Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

      20. If the aggregate expenses of every character incurred by, or allocated to, each Covered Fund in any fiscal year, other than interest, taxes, expenses under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract and the fees payable to the Sponsor under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements ("includible expenses"), shall exceed any applicable expense limitations, the Adviser shall pay that Fund an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Sponsor will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Covered Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Covered Fund shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

      21. (a) This Contract and any Supplement hereto shall become effective with respect to a Covered Fund on the date specified in such Supplement and shall thereafter continue in effect with respect to that Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

      (a) This Contract and any Supplement hereto may be terminated with respect to a Covered Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

      22. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

      23. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

      24. This Contract shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

      25. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Covered Fund hereunder.

      26. The Declaration of Trust establishing the Trust, together with all amendments thereto (the "Declaration"), a copy of which is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

      If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          HSBC INVESTOR FUNDS


                                          By  _______________________________
                                             Name:
                                             Title:

ACCEPTED:

HSBC ASSET MANAGEMENT
(AMERICAS) INC.


By ____________________________________
   Title:

                                    EXHIBIT I

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                            HSBC Investor Portfolios
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                                                     [   ], 2005

HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, New York 10018

Dear Sirs:

      Re:  HSBC Investor Mid-Cap Fund

This will confirm the agreement between the undersigned HSBC Investor Funds (the "Trust") and HSBC Investments (USA) Inc. (the "Adviser") as follows:

      27. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Separate interests of the Trust are offered to investors with respect to each investment portfolio. HSBC Investor Mid-Cap Fund (the "Fund") is a separate investment portfolio of the Trust.

      28. The Trust and the Adviser have entered into an Investment Advisory Contract dated [ ], 2003 ("Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

      29. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

      30. The term "Covered Fund" as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

      31. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.20% of the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

      32. This Supplement and the Advisory Contract (together, the "Contract") shall become effective with respect to the Fund on [ ], 2005 and shall continue in effect with respect to the Fund for an initial term of two years from that date, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees, and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

      If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                    Very truly yours,

                                    HSBC INVESTOR FUNDS

                                    By
                                       ---------------------------
                                       Name:
                                       Title:
ACCEPTED:

HSBC INVESTMENTS (USA) INC.

By
   ---------------------------------
Title:

                                    EXHIBIT J


FUND                                           ASSETS IN
                                               MILLIONS*    TOTAL ADVISORY FEE




---------------
*   As of ______, 2004.

                                    EXHIBIT K

                               HSBC INVESTOR FUND
                           HSBC INVESTOR MID-CAP FUND
                             SUB-ADVISORY AGREEMENT

      AGREEMENT, effective commencing on __________, 2005, between Munder Capital Management (the "Sub-adviser") and HSBC Investments (USA) Inc. (the "Manager").

      WHEREAS, the Manager has been retained by HSBC Investor Funds, a Massachusetts business trust (the "Trust") registered as an open-end diversified investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to the HSBC Investor Mid-Cap Fund (the "Fund") pursuant to an Investment Advisory Contract dated __________, 2005 (the "Advisory Agreement");

      WHEREAS, the Trust's Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or "interested persons," as defined in the 1940 Act, of any party to this Agreement, have approved the appointment of the Sub-adviser to perform certain investment advisory services for the Fund pursuant to this Sub-advisory Agreement and the Sub-adviser is willing to perform such services for the Fund;

      WHEREAS, the Sub-adviser is registered or exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

      NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-adviser as follows:

      1. Appointment. The Manager hereby appoints the Sub-adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-advisory Agreement. The Sub-adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Investment Advisory Duties. Subject to the supervision of the Board of Trustees of the Trust and the Manager, the Sub-adviser will, in coordination with the Manager, (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement on behalf of the Fund filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Sub-adviser by the Manager; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. In particular, the Sub-adviser will be responsible for the purchase and sale of securities and for all yield enhancement strategies used in managing the Fund.

      In performing its investment management services to the Fund hereunder, the Sub-adviser will provide the Fund with ongoing investment guidance and policy direction. The Sub-adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund. The Sub-adviser will determine what portion of the Fund shall be invested in securities and other assets.

      The Sub-adviser further agrees that, in performing its duties hereunder, it will:

            (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, applicable sections of the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

            (b) manage the Fund so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

            (c) place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer the Sub-adviser may choose, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

            (d) furnish to the Trust whatever statistical information the Trust may reasonably request in writing with respect to the Fund's assets or contemplated investments. In addition, the Sub-adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund and shall, on the Sub-adviser's own initiative, furnish to the Trust from time to time whatever information the Sub-adviser believes appropriate for this purpose;

            (e) make available to the Manager and the Trust, promptly upon their written request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Manager and the Trust in their compliance with applicable laws and regulations. The Sub-adviser will furnish the Trustees with such available data regarding the Fund, as may be mutually agreed upon from time to time;

            (f) promptly notify the Manager and the Trust in the event that the Sub-adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to this Sub-advisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-adviser further agrees to notify the Trust and the Manager promptly if any statement regarding the Sub-adviser contained in the Trust's Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

      In performing its duties under this Agreement, the Sub-adviser shall manage and invest the Fund's assets in accordance with the Fund's investment objectives, policies and restrictions as well as applicable federal and state securities laws, based upon instructions as may be provided to the Sub-adviser by the Manager, the Fund's administrator, accountant, custodian or other agent designated by the Manager as responsible for testing compliance of the Fund (the "Compliance Agent"). The Sub-adviser further agrees to manage and invest the Fund's assets in accordance with instructions as may be provided to the Sub-adviser from time to time by the Manager or the Compliance Agent in an effort to ensure that the Fund meets and maintains, so long as required by the Code, the requirements for qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder.

      In fulfilling its obligations under this Agreement, the Sub-adviser shall be entitled to reasonably rely on and act in accordance with instructions provided by the Manager or Compliance Agent.

      3. Allocation of Charges and Expenses. Except as otherwise specifically provided in this Section 3, the Sub-adviser shall pay the compensation and expenses of all its directors, partners, officers and employees, if any, who serve as officers and executive employees of the Trust (including the Fund's share of payroll taxes), and the Sub-adviser shall make available, without expense to the Fund, the service of its directors, partners, officers and employees, if any, who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

      The Sub-adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Sub-adviser in this Section 3. In particular, but without limiting the generality of the foregoing, the Sub-adviser shall not be responsible for the following expenses of the Fund: organization and offering expenses of the Fund (including out-of-pocket expenses); fees payable to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments for maintaining the Fund's financial books and records and calculating the daily net asset value of the Fund's shares; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale (if any); freight, insurance and other charges in connection with the shipment of the portfolio securities of the Fund; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, trustees and employees of the Trust who are not interested persons of the Sub-adviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Sub-adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto.

      4. Compensation. As compensation for the services provided and expenses assumed by the Sub-adviser under this Agreement, the Trust will pay the Sub-adviser within 21 calendar days after the end of each calendar quarter an advisory fee computed daily based on the basis of the Fund's average daily net assets at an annual rate of _____%. The "average daily net assets" of the Fund shall mean the average of the values attributed to the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust, as amended, and Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any quarter end when the Sub-adviser's compensation is payable pursuant to this Section, then the Sub-adviser's compensation payable at the end of such quarter shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section
4. In the event that this Agreement is terminated pursuant to Section 10 hereof, the Sub-adviser shall be entitled to a pro rata portion of the fee under this
Section 4 through and including the date upon which the Agreement is terminated and the Sub-adviser ceases to provide investment advisory services to the Fund hereunder.

      5. Books and Records. The Sub-adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, including the Investment Advisers Act of 1940 and the Securities and Exchange Act of 1934, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Manager shall maintain all books and other records not related to the Fund's transactions. The Sub-adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the joint property of the Fund and the Sub-adviser and a copy will be provided promptly to the Fund upon its written request. The Sub-adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

      6. Standard of Care and Limitation of Liability. The Sub-adviser shall exercise its best judgment in rendering the services provided by it under this Sub-advisory Agreement. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Sub-advisory Agreement relate, provided that nothing in this Sub-advisory Agreement shall be deemed to protect or purport to protect the Sub-adviser against any liability to the Fund or to holders of the Fund's shares to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-adviser's reckless disregard of its obligations and duties under this Sub-advisory Agreement. As used in this Section 6, the term "Sub-adviser" shall include any officers, directors, partners, employees, agents or other affiliates of the Sub-adviser performing services for the Fund.

      7. Indemnification.

            (a) The Sub-adviser hereby agrees to indemnify and hold harmless the Manager from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, directly or proximately caused by, the investment decisions rendered by the Sub-adviser in bad faith in a grossly negligent manner inconsistent with the Fund's stated investment objectives, guidelines and restrictions, any intentional failure of the Sub-adviser to fulfill any of its other obligations under this Sub-advisory Agreement, any willful omission to disclose material facts, by the Sub-adviser to the Fund or the Manager or any willful violation of applicable law by the Sub-adviser. The Sub-adviser also agrees to indemnify and hold harmless the Manager with respect to any reasonable losses incurred as the result of grossly negligent errors made by the Sub-adviser in transmitting orders to any broker for execution.

            (b) The Manager hereby agrees to indemnify and hold harmless the Sub-adviser from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any related to, its failure to fulfill any of its obligations under this Sub-advisory Agreement, any willful omission to disclose material facts by the Manager or any willful violation of applicable law by the Manager.

            (c) If any party seeks indemnification under this Agreement (an "indemnified party"), it shall notify the other party (the "indemnifying party") in writing of the assertion of any third party claim or action and shall deliver all copies of materials received in connection with the matter to the indemnifying party. The indemnifying party shall have the right to control the defense of any such claim or action with counsel of its own choosing, and the indemnified party shall cooperate fully with the indemnifying party in the defense or settlement of any matter that is covered by paragraphs (a) or (b) above, subject to reimbursement by the indemnifying party for expenses incurred by the indemnified party in connection with the indemnifying party's participation in the defense.

      8. Services Not Exclusive. It is understood that the services of the Sub-adviser are not exclusive, and that nothing in this Sub-advisory Agreement shall prevent the Sub-adviser from providing similar services to other individuals, institutions or investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Sub-advisory Agreement, interfere in a material manner with the Sub-adviser's ability to meet its obligations to the Trust and the Fund hereunder. When the Sub-adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-adviser recommends the purchase or sale of the same security for the Fund, the Sub-adviser may, but shall not be obligated to, aggregate the orders for securities to be purchased or sold. It is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-adviser nor any of its directors, partners, officers or employees shall act as a principal or agent or receive any commission.

      9. Documentation. The Trust shall provide the Sub-adviser with the following documents:

            (a) the Trust's registration statement relating to the Fund, and any amendments thereto;

            (b) the current Declaration of Trust and By-laws (and any amendments thereto) of the Trust;

            (c) resolutions of the Board of Trustees of the Trust authorizing the appointment of the Sub-adviser to serve as Sub-adviser and approving this Sub-advisory Agreement;

            (d) the Trust's Notification of Registration on Form N-8A; and

            (e) all procedures, policies or other documentation relating to the Sub-adviser's activities under this Sub-advisory Agreement.

      10. Duration and Termination. This Sub-advisory Agreement shall continue for an initial term of two years from the date set forth above, unless sooner terminated as provided herein. Notwithstanding the foregoing, this Sub-advisory Agreement may be terminated: (a) at any time without penalty upon thirty (30) days' written notice to the Sub-adviser by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, (b) at any time without penalty upon thirty (30) days' written notice to the Sub-adviser by the Manager, or (c) by the Sub-adviser upon thirty
(30) days' written notice to the Trust or the Manager. Anything to the contrary herein notwithstanding, any termination carried out pursuant to this Section 10 shall be without penalty and, further, the compensation schedule set forth in
Section 4 hereof shall apply to the service of the Sub-adviser beyond the end of the notice period provided in this Section 10. This Sub-advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Advisory Agreement.

      11. Amendments. No provision of this Sub-advisory Agreement may be changed, waived, discharged or terminated orally, unless by an instrument in writing signed by both parties, and no amendment of this Sub-advisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Sub-advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

      12. Notices. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at its address as follows:

            If to the Manager:

            HSBC Investments (USA) Inc.
            452 Fifth Avenue
            New York, New York  10018
            Attention:  _____________________.


            If to the Sub-adviser:

            [                 ]


      Any party may specify a different or additional address for notice by sending a written notice to the other at the address above, or at that or those last given hereunder.

      13. Miscellaneous.

            (a) This Sub-advisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

            (b) The captions of this Sub-advisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            (c) If any provision of this Sub-advisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Sub-advisory Agreement shall not be affected hereby and, to this extent, the provisions of this Sub-advisory Agreement shall be deemed to be severable.

            (d) Nothing herein shall be construed as constituting the Sub-adviser, or any of its directors, officers or employees, an agent of the Manager or the Fund, nor the Manager, or any of its directors, officers or employees, an agent of the Sub-adviser.

            (e) This Sub-advisory Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but counterparts shall, together, constitute only one Sub-advisory Agreement.

            (f) The undersigned officer of the Fund has executed this Sub-advisory Agreement not individually, but as an officer under the Fund's Declaration of Trust, and the obligations of this Sub-advisory Agreement are not binding upon the Fund's Trustees, its officers, or shareholders in the Fund individually, but bind only the Fund Trust estate.

            (g) The Manager hereby acknowledges that it has received and read a copy of the Sub-adviser's current Form ADV, Part II.

            (h) The Sub-adviser shall vote such stock and other securities possessing "voting" rights which are part of the portion of the Fund managed by the Sub-adviser, personally or by proxy, consistent with the Sub-adviser's proxy voting guidelines and processing standards.

            (i) The Sub-adviser shall not be responsible for voting any proxies relating to securities held in the Fund which proxies have a record date which is prior to the date of the Sub-advisory Agreement or on or after the date of any termination of this Sub-advisory Agreement.

            (j) The Manager acknowledges and agrees that the Sub-adviser shall have no responsibility for filing claims on behalf of Manager with respect to any class action, bankruptcy proceeding or any other action or proceeding in which the Manager may be entitled to participate as a result of its securities holdings. The Sub-adviser's responsibility, with respect thereto, shall be limited to cooperating with the custodian of the assets in making such filings.

            (k) It is hereby understood and agreed that the Sub-adviser shall not be liable or responsible for any loss incurred in connection with recommendations or investments made by the Sub-adviser or other actions taken by the Sub-adviser with respect to managed assets prior to the termination of this Agreement, provided such actions were taken by the Sub-adviser in accordance with this Agreement. The Manager understands and agrees that financial investments carry substantial risk and Sub-adviser cannot predict or guarantee any particular results. The Sub-adviser shall not be liable or responsible for any loss incurred in connection with any act or omission of the client, administrators, custodian, or any broker-dealer or other third party.

            (l) IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of __________, 2005.

                            MUNDER CAPITAL MANAGEMENT

                        By ______________________________
                           Name:
                           Title:

                           HSBC INVESTMENTS (USA) INC.

                        By ______________________________
                           Name:
                           Title:

                                    EXHIBIT L

                 EXECUTIVE OFFICERS OF MUNDER CAPITAL MANAGEMENT

NAME AND ADDRESS*        PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
John S. Adams, CFA       Managing Director & Chief Investment Officer, Equities
Enrique Chang            President and Chief Investment Officer
Tony Y. Dong, CFA        Director, Mid-Cap Equity and Senior Portfolio Manager
Sharon E. Fayolle        Managing Director, Cash Management
James V. FitzGerald      Managing Director, Retail Marketing
Peter K. Hoglund, CFA    Managing Director, Chief Administrative Officer
Todd B. Johnson          Managing Director and Chief Investment Officer, Passive
Anne K. Kennedy          Managing Director, Institutional Investment Services
Dennis J. Mooradian      Executive Vice President, Wealth & Institutional
                         Management, Comerica Inc. and Chairman & Chief
                         Executive Officer, Munder Capital Management
Beth A Obear             Managing Director, Human Resources
John P. Richardson, CFA  Director, Small-Cap Equity and Senior Portfolio Manager
Peter G. Root            Managing Director and Chief Investment Officer, Fixed
                         Income
Stephen J. Shenkenberg   Managing Director, General Counsel and Chief
                         Compliance Officer
Kenneth A. Smith, CFA    Director, Technology Investing and Senior Portfolio
                         Manager
Geoffrey A. Wilson, CFA  Director, Core Equities and Senior Portfolio Manager

-------
*  480 Pierce Street, Suite 300, Birmingham, MI 48009-6063.

                                    EXHIBIT M

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


                            HSBC ADVISOR FUNDS TRUST

                         HSBC Investor Fixed Income Fund
                     HSBC Investor International Equity Fund
                       HSBC Investor Small Cap Equity Fund

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this ___ day of _______, 2005, by and between HSBC Advisor Funds Trust, a Massachusetts business trust ("Advisor Trust"), with its principal place of business at 452 Fifth Avenue, New York, New York 10018, on behalf of each of the HSBC Investor Fixed Income Fund, the HSBC Investor International Equity Fund and the HSBC Investor Small Cap Equity Fund, each a separate series of the Trust (each an "Acquired Fund" and, collectively, the "Acquired Funds") and HSBC Investor Funds, a Massachusetts business trust ("Investor Trust"), on behalf of each of the HSBC Investor Bond Fund, the HSBC Investor Overseas Equity Fund and the HSBC Investor Opportunity Fund, each a separate series of the Trust (each an "Acquiring Fund" and, collectively, the "Acquiring Funds").

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of the transfer of all of the assets of each of the HSBC Investor Fixed Income Fund, the HSBC Investor International Equity Fund and the HSBC Investor Small Cap Equity Fund to each of the HSBC Investor Bond Fund, the HSBC Investor Overseas Equity Fund and the HSBC Investor Opportunity Fund, respectively, in exchange solely for Class Y shares of beneficial interest of the Acquiring Funds ("Acquiring Fund Shares"), the assumption by the Acquiring Funds of all liabilities of the respective Acquired Funds, and the distribution of the Acquiring Fund Shares to the shareholders of the respective Acquired Funds in complete liquidation of the Acquired Funds, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Acquired Funds and the Acquiring Funds are each a series of an open-end, registered investment company of the management type and the Acquired Funds own securities that generally are assets of the character in which the respective Acquiring Funds are permitted to invest;

      WHEREAS, the Trustees of the Investor Trust have determined, with respect to the Acquiring Funds, that the exchange of all of the assets of the Acquired Funds for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Funds by the Acquiring Funds are in the best interests of the Acquiring Funds and their shareholders and that the interests of the existing shareholders of the Acquiring Funds would not be diluted as a result of this transaction; and

      WHEREAS, the Trustees of the Advisor Trust have determined, with respect to the Acquired Funds, that the exchange of all of the assets of the Acquired Funds for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Funds by the Acquiring Funds are in the best interests of the Acquired Funds and their shareholders and that the interests of the existing shareholders of the Acquired Funds would not be diluted as a result of this transaction;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

      1. TRANSFER OF ASSETS OF THE ACQUIRED FUNDS TO THE RESPECTIVE ACQUIRING FUNDS IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUNDS LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUNDS

      1.1. Subject to the requisite approval of the Acquired Funds' shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Funds agree to transfer all of their respective assets, as set forth in paragraph 1.2, to the Acquiring Funds, and the Acquiring Funds agree in exchange therefor: (i) to deliver to the Acquired Funds the number of full and fractional Class Y Acquiring Fund Shares, determined by dividing the value of each Acquired Funds' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of Class Y computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Funds, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

      1.2. The assets of the Acquired Funds to be acquired by the Acquiring Funds shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Funds and any deferred or prepaid expenses shown as an asset on the books of the Acquired Funds on the Closing Date (collectively, "Assets").

      1.3. The Acquired Funds will endeavor to discharge all of their known liabilities and obligations prior to the Closing Date. The Acquiring Funds shall also assume all of the liabilities of the Acquired Funds, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Funds will declare and pay to their shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Funds will distribute to their respective shareholders of record Class Y shares, determined as of immediately after the close of business on the Closing Date ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of Class Y received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate.

Distribution and liquidation will be accomplished, with respect to the Acquired Funds' shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Funds on the books of the Acquiring Funds to open accounts on the share records of the Acquiring Funds in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class Y Acquiring Fund Shares to be so credited to Advisor Class Acquired Fund Shareholders, shall, with respect to Class Y shares, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Funds ("Acquired Fund Shares") of the Advisor Class shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Funds will simultaneously be canceled on the books of the Acquired Funds, although share certificates representing interests in Advisor Class shares of the Acquired Funds will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Funds shall not issue certificates representing the Class Y Acquiring Fund Shares in connection with such exchange.

      1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds' Transfer Agent, as defined in paragraph 3.3.

      1.6. Any reporting responsibility of the Acquired Funds including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Funds.

      2. VALUATION

      2.1. The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in then-current prospectus and statement of additional information with respect to the Acquired Funds, and valuation procedures established by the Acquired Funds' Board of Trustees.

      2.2. The net asset value of a Class Y Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Funds' then current prospectus and statement of additional information, and valuation procedures established by the Acquiring Funds' Board of Trustees.

      2.3. The number of the Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Funds' Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Advisor Class shares of the Acquired Fund, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

      2.4. All computations of value shall be made by BISYS Fund Services, in its capacity as administrator for the Acquired Funds and the Acquiring Funds and shall be subject to confirmation by each Fund's record keeping agent and by each Fund's independent accountants.

      3. CLOSING AND CLOSING DATE

      3.1. The Closing Date shall be April 29, 2005, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Advisor Trust or at such other time and/or place as the parties may agree.

      3.2. The Advisor Trust shall direct HSBC Bank USA, National Association, as custodian for the domestic assets of the Acquired Funds and Investors Bank & Trust, as custodian for the foreign assets of the Acquired Funds (each a "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Funds within two business days prior to or on the Closing Date, and
(ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Funds' portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Funds since the Custodian also serves as the custodian for the Acquiring Funds. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Funds as of the Closing Date for the account of the Acquiring Funds duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Funds as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Funds' Assets are deposited, the Acquired Funds' Assets deposited with such depositories. The cash to be transferred by the Acquired Funds shall be delivered by wire transfer of Federal funds on the Closing Date.

      3.3. The Advisor Trust shall direct BISYS Fund Services, in its capacity as transfer agent for the Acquired Funds ("Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Advisor Class shares owned by each such shareholder immediately prior to the Closing.

      3.4. The Acquiring Funds shall issue and deliver to the Secretary of the Acquired Funds prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Funds on the Closing Date, or provide other evidence satisfactory to the Acquired Funds as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Funds' accounts on the books of the Acquiring Funds. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

      3.5. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Funds or the Acquired Funds (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Advisor Trust or the Board of Trustees of the Investor Trust, accurate appraisal of the value of the net assets of the Acquired Funds or the Acquiring Funds, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      4. REPRESENTATIONS AND WARRANTIES

      4.1. Except as has been fully disclosed to the Acquiring Funds in a written instrument executed by an officer of the Advisor Trust, the Advisor Trust on behalf of the Acquired Funds, represents and warrants to the Investor Trust, on behalf of the Acquiring Funds, as follows:

      (a) The Acquired Funds are duly organized as a series of the Advisor Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Advisor Trust's Agreement and Declaration of Trust, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

      (b) The Advisor Trust is a registered investment company classified as a management company of the open-end type, and its respective registration with the Commission as an investment company under the 1940 Act, and the registration of Advisor Class Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Acquired Funds and each prospectus and statement of additional information of the Acquired Funds used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Advisor Trust, on behalf of the Acquired Funds, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Investor Trust, on behalf of the Acquiring Funds, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Funds;

      (f) The Acquired Funds are not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Advisor Trust's Agreement and Declaration of Trust or By Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Advisor Trust, on behalf of the Acquired Funds, is a party or by which it is bound, or
            (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Advisor Trust, on behalf of the Acquired Funds, is a party or by which it is bound;

      (g) All material contracts or other commitments of the Acquired Funds (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Funds on or prior to the Closing Date;

      (h) Except as otherwise disclosed in writing to and accepted by the Investor Trust, on behalf of the Acquiring Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Funds or any of their properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Advisor Trust, on behalf of the Acquired Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Funds at October 31, 2004 have been audited by KPMG LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of the Acquired Funds as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (j) Since October 31, 2004, there has not been any material adverse change in the Acquired Funds' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the

            Acquired Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Funds. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Funds, the discharge of the Acquired Funds' liabilities, or the redemption of the Acquired Funds' shares by shareholders of the Acquired Funds shall not constitute a material adverse change;

      (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Funds have met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, have been (or will be) eligible to and have computed (or will compute) their Federal income tax under Section 852 of the Code, and will have distributed all of their respective investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

      (m) All issued and outstanding shares of the Acquired Funds are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Advisor Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Funds will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Funds, as provided in paragraph 3.3. The Acquired Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Funds, nor is there outstanding any security convertible into any of the Acquired Funds' shares;

      (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Advisor Trust, on behalf of the Acquired Funds, and, subject to the approval of the shareholders of the Acquired Funds, this Agreement will constitute a valid and binding obligation of the Advisor Trust, on behalf of the Acquired Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (o) The information to be furnished by the Acquired Funds for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

      (p) The proxy statement ("Proxy Statement") referred to in paragraph 5.6, insofar as it relates to the Acquired Funds, will, on the effective date of the Proxy Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Funds for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

      4.2. Except as has been fully disclosed to the Acquired Funds in a written instrument executed by an officer of the Investor Trust, the Investor Trust, on behalf of the Acquiring Funds, represents and warrants to the Advisor Trust, on behalf of the Acquired Funds, as follows:

      (a) The Acquiring Funds are duly organized as series of the Investor Trust, which is a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under the Trust's Agreement and Declaration of Trust, as amended from time to time, to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Investor Trust is a registered investment company classified as a management company of the open end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class Y Acquiring Fund Shares under the 1933 Act, is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Acquiring Funds and each prospectus and statement of additional information of the Acquiring Funds used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Investor Trust, on behalf of the Acquiring Funds, will have good and marketable title to the Acquiring Funds' assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Funds have received notice and necessary documentation at or prior to the Closing;

      (f) The Acquiring Funds are not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Investor Trust's Agreement and Declaration or By Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Investor Trust, on behalf of the Acquiring Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Investor Trust, on behalf of the Acquiring Funds, is a party or by which it is bound;

      (g) Except as otherwise disclosed in writing to and accepted by the Advisor Trust, on behalf of the Acquired Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Funds' knowledge, threatened against the Investor Trust, on behalf of the Acquiring Funds, or any of the Acquiring Funds' properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Funds' financial condition or the conduct of its business. The Investor Trust, on behalf of the Acquiring Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Funds' business or its ability to consummate the transactions herein contemplated;

      (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Funds at October 31, 2004, have been audited by KPMG LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Funds) present fairly, in all material respects, the financial condition of the Acquiring Funds as of such date in accordance with GAAP, and there are no known contingent liabilities of the

            Acquiring Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (i) Since October 31, 2004, there has not been any material adverse change in the Acquiring Funds' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Funds. For purposes of this subparagraph
            (i), a decline in net asset value per share of the Acquiring Funds' shares due to declines in market values of securities held by the Acquiring Funds, the discharge of the Acquiring Funds' liabilities, or the redemption of the Acquiring Funds' shares by shareholders of the Acquiring Funds, shall not constitute a material adverse change;

      (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Funds' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Funds have met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, have been eligible to (or will be eligible to) and have computed (or will compute) its Federal income tax under Section 852 of the Code, and have distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

      (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Investor Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Investor Trust, on behalf of the Acquiring Funds, and this Agreement will constitute a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) The Class Y Acquiring Fund Shares to be issued and delivered to the Acquired Funds, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Funds; and

      (o) The information to be furnished by the Acquiring Funds for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

      (p) The Proxy Statement insofar as it relates to the Acquiring Funds and the Acquiring Fund Shares, will, from the effective date of the Proxy Statement through the date of the meeting of shareholders of the Acquired Funds contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Funds for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

      5. COVENANTS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

      5.1. The Acquiring Funds and the Acquired Funds each will operate their business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2. The Advisor Trust will call a meeting of the shareholders of the Acquired Funds to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3. The Acquired Funds covenant that the Class Y Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4. The Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Funds' shares.

      5.5. Subject to the provisions of this Agreement, the Acquiring Funds and the Acquired Funds will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. The Acquired Funds will provide the Acquiring Funds with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Funds to consider approval of this Agreement and the transactions contemplated herein.

      5.7. As soon as is reasonably practicable after the Closing, the Acquired Funds will make a liquidating distribution to its respective shareholders consisting of the Class Y Acquiring Fund Shares received at the Closing.

      5.8. The Acquiring Funds and the Acquired Funds shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.9. The Advisor Trust, on behalf of the Acquired Funds, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Investor Trust, on behalf of the Acquiring Funds, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Advisor Trust's, on behalf of the Acquired Funds, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Investor Trust's, on behalf of the Acquiring Funds, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

      5.10. The Acquiring Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

      6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS

The obligations of the Advisor Trust, on behalf of the Acquired Funds, to consummate the transactions provided for herein shall be subject, at the Advisor Trust's election, to the performance by the Investor Trust, on behalf of the Acquiring Funds, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Investor Trust, on behalf of the Acquiring Funds, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      6.2. The Investor Trust, on behalf of the Acquiring Funds, shall have delivered to the Acquired Funds a certificate executed in the name of the Acquiring Funds by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Investor Trust, on behalf of the Acquiring Funds, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Advisor Trust shall reasonably request;

      6.3. The Investor Trust, on behalf of the Acquiring Funds, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Investor Trust, on behalf of the Acquiring Funds, on or before the Closing Date; and

      6.4. The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Class Y Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

      7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

The obligations of the Investor Trust, on behalf of the Acquiring Funds, to complete the transactions provided for herein shall be subject, at the Investor Trust's election, to the performance by the Advisor Trust, on behalf of the Acquired Funds, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1. All representations and warranties of the Advisor Trust, on behalf of the Acquired Funds, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      7.2. The Advisor Trust shall have delivered to the Acquiring Funds a statement of the Acquired Funds' Assets and liabilities, as of the Closing Date, certified by the Treasurer of the Advisor Trust;

      7.3. The Advisor Trust, on behalf of the Acquired Funds, shall have delivered to the Acquiring Funds a certificate executed in the name of the Acquired Funds by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Investor Trust, on behalf of the Acquiring Funds, and dated as of the Closing Date, to the effect that the representations and warranties of the Advisor Trust, on behalf of the Acquired Funds, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Investor Trust, on behalf of the Acquiring Funds, shall reasonably request;

      7.4. The Advisor Trust, on behalf of the Acquired Funds, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Advisor Trust, on behalf of the Acquired Funds, on or before the Closing Date;

      7.5. The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Class Y Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

      7.6. The Acquired Funds shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of their investment company taxable income and all of their net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

      8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Advisor Trust, on behalf of the Acquired Funds, or the Investor Trust, on behalf of the Acquiring Funds, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Funds in accordance with the provisions of the Advisor Trust's Agreement and Declaration of Trust and By Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Funds. Notwithstanding anything herein to the contrary, neither the Investor Trust, on behalf of the Acquiring Funds, nor the Advisor Trust, on behalf of the Acquired Funds, may waive the conditions set forth in this paragraph 8.1;

      8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to the Advisor Trust's and Investor Trust's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Advisor Trust and Investor Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Proxy Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received the opinion of counsel to the Advisor Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Advisor Trust of representations it shall request of the Investor Trust, on behalf of the Acquiring

Funds. Notwithstanding anything herein to the contrary, the Advisor Trust may not waive the condition set forth in this paragraph 8.5.

      9. INDEMNIFICATION

      9.1. The Investor Trust, out of the Acquiring Funds' assets and property, agrees to indemnify and hold harmless the Acquired Funds from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Funds may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Funds of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      9.2. The Advisor Trust, out of the Acquired Funds' assets and property, agrees to indemnify and hold harmless the Acquiring Funds from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Funds may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Funds of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      10. BROKERAGE FEES AND EXPENSES

      10.1. The Investor Trust, on behalf of the Acquiring Funds, and the Advisor Trust, on behalf of the Acquired Funds, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      10.2. The expenses relating to the proposed Reorganization will be borne by the Acquired Funds. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Proxy Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

      11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1. The Investor Trust, on behalf of the Acquiring Funds and the Advisor Trust, on behalf of the Acquired Funds, agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Funds or the Acquired Funds, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Funds and Acquiring Funds in Sections 9.1 and 9.2 shall survive the Closing.

      12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Advisor Trust or the Investor Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable.

      13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of either Trust; provided, however, that following the meeting of the shareholders of the Acquired Funds called by the Advisor Trust, pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Class Y Acquiring Fund Shares to be issued to the Advisor Class Acquired Fund Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

      14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e mail) personal service or prepaid or certified mail addressed to the Advisor Trust or Investor Trust, 452 Fifth Avenue, New York, New York 10018, Attn: Richard Fabietti, in each case with a copy to Dechert LLP, 1775 I Street, N.W, Washington, D.C. 20006, Attn: David Harris.

      15. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      15.2. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

      15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

SERIES

HSBC INVESTOR FUNDS, ON BEHALF OF ITS SERIES     HSBC ADVISOR FUNDS, ON BEHALF OF ITS SERIES
--------------------------------------------     -------------------------------------------
HSBC INVESTOR BOND FUND                          HSBC INVESTOR FIXED INCOME FUND
HSBC INVESTOR OVERSEAS EQUITY FUND               HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR OPPORTUNITY FUND                   HSBC INVESTOR SMALL CAP EQUITY FUND

BY:                                              BY:
   -----------------------------------------        -----------------------------------------

TITLE:                                           TITLE:
      --------------------------------------           --------------------------------------

                                    EXHIBIT N

                       PRINCIPAL SHAREHOLDERS OF THE FUNDS

PRINCIPAL HOLDERS OF SECURITIES. As of the Record Date the following person(s) owned of record, or were known by the Funds to own beneficially, 5% or more of any class of the Funds' shares. [TO BE UPDATED]

                                                  PERCENTAGE OF CLASS
NAME OF FUND AND CLASS      NAME AND ADDRESS        OUTSTANDING (%)        TYPE OF OWNERSHIP


      CONTROL PERSONS. [Add required disclosure regarding control persons as necessary]

                               HSBC INVESTOR FUNDS
                            HSBC ADVISOR FUNDS TRUST
                 (EACH A "TRUST" AND COLLECTIVELY THE "TRUSTS")

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


PROXY CARD FOR

HSBC INVESTOR FUNDS

HSBC Investor Growth & Income Fund
HSBC Investor Mid-Cap Fund

HSBC ADVISOR FUNDS TRUST

HSBC Investor Fixed Income Fund
HSBC Investor International Equity Fund
HSBC Investor Small Cap Equity Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Trusts for use at a joint Special Meeting of the Shareholders (the "Special Meeting") of each of the above listed Funds to be held on April 15, 2005 at 10:00 a.m., Eastern time, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

The undersigned, revoking previous proxies, hereby appoints Marc Schuman and Michael Lawlor, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting, in their discretion:

PROPOSAL 1:  (HSBC INVESTOR GROWTH & INCOME FUND)

1.a. Approval of Investment Advisory Agreement with HSBC Investments (USA) Inc.

         FOR [ ]                    AGAINST [ ]                   ABSTAIN [ ]

1.b. Approval of Sub-Advisory Agreement between HSBC Investments (USA) Inc. and Transamerica Investment Management, LLC.

         FOR [ ]                    AGAINST [ ]                   ABSTAIN [ ]

1.c Authorization for Board of Trustees and HSBC Investments (USA) Inc. to select and change investment sub-advisers and to enter into or amend investment sub-advisory agreements without obtaining shareholder approval.


         FOR [ ]                    AGAINST [ ]                   ABSTAIN [ ]


PROPOSAL 2 (HSBC INVESTOR MID-CAP FUND):

2.a. Approval of Investment Advisory Agreement with HSBC Investments (USA) Inc.

         FOR [ ]                    AGAINST [ ]                   ABSTAIN [ ]


2.b. Approval of Sub-Advisory Agreement between HSBC Investments (USA) Inc. and Munder Capital Management.

         FOR [ ]                    AGAINST [ ]                   ABSTAIN [ ]


2.c Authorization for Board of Trustees and HSBC Investments (USA) Inc. to select and change investment sub-advisers and to enter into or amend investment sub-advisory agreements without obtaining shareholder approval.

         FOR [ ]                    AGAINST [ ]                   ABSTAIN [ ]

PROPOSAL 3. (HSBC INVESTOR MID-CAP FUND)

3. Approval of the elimination of the fundamental investment restriction on purchasing securities issued by any registered investment company.

         FOR [ ]                    AGAINST [ ]                   ABSTAIN [ ]

PROPOSAL 4. (HSBC INVESTOR FIXED INCOME FUND, HSBC INVESTOR INTERNATIONAL EQUITY FUND AND HSBC INVESTOR SMALL CAP EQUITY FUND)

4. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and the assumption of all of the liabilities of each of the HSBC Investor Fixed Income Fund, the HSBC Investor International Equity Fund and HSBC Investor Small Cap Equity Fund (each an "Acquired Fund") by the HSBC Investor Bond Fund, the HSBC Investor Overseas Equity Fund and the HSBC Investor Opportunity Fund (each an "Acquiring Fund"), respectively, in exchange for shares of beneficial interest of the Acquiring Funds and the subsequent liquidation of the Acquired Funds.

4. To transact such other business as may properly come before the Meeting and any adjournment thereof.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Every properly signed proxy will be voted in the manner specified therein and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1-3 above.

PLEASE SIGN, DATE AND RETURN PROMPTLY

Receipt of Notice of joint Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.
---------------------------------------------------
Sign here exactly as name(s) appears on account.

---------------------------------------------------

Dated: _____________________, 2005

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

OR, VOTE BY TELEPHONE.  IT'S FAST, CONVENIENT, AND IMMEDIATE!

Call toll-free on a touch-tone phone. Follow these four easy steps:

1.       Read the accompanying combined proxy statement.
2.       Call the toll-free number (there is no charge for this call)
3.       Enter your control number located on your Proxy Card.
4.       Follow the recorded instructions.

Or, vote by internet. it's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.        Read the accompanying combined proxy statement/prospectus.
2.       Go to the website;  http://www.[.]
3.       Enter your control number located on your Proxy Card.
4.       Follow the instructions provided.

Your vote is important!  Call or visit the website anytime!

Do not return your Proxy Card if you are voting by telephone or internet.

Detach card